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                                                                 EXHIBIT 10.1

                   MASTER PURCHASE AND LICENSE AGREEMENT

          This Master Purchase and License Agreement is made as of April 23, 1997, by and between CELLULAR TECHNICAL SERVICES COMPANY, INC., a Delaware corporation ("CTS"), and GTE MOBILNET SERVICE CORP., a Delaware corporation ("Customer"). In consideration of the mutual promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged, CTS and Customer hereby agree as follows:

          1. DEFINITIONS. Whenever used in this Agreement, the following terms shall have the following meanings:

               1.1 "Acceptance Test Plan" means the CTS standard form of Acceptance Test Plan set forth in the attached SCHEDULE E.

               1.2 "Agreement" means this Master Purchase and License Agreement and the attached Schedules, together with all amendments and supplements which may be made thereto from time to time by mutual agreement of the parties.

               1.3 "Customer Facility" means each Regional Processor Complex, Cell Site, or other location within a Licensed Market at which any Component of a System is installed or to be installed under this Agreement.

               1.4 "Cell Site" means a cellular radio base station location consisting of radio, antenna, and power equipment: (i) which provides cellular telecommunications service to a particular geographic area; (ii) in which certain Components of a System are installed in accordance with this Agreement and an applicable Market Purchase Agreement; (iii) which complies with the Infrastructure and Environmental Requirements; and (iv) in which a direct antenna frame hook-up is provided by Customer for the Cell Site System Hardware installed therein.

               1.5 "Component" means an individual item of the Hardware or Licensed Programs.

               1.6 "Confidential Information" shall have the same meaning ascribed to such term in the Nondisclosure Agreement.

               1.7 "Customer Affiliate" means a person, association, partnership, corporation or joint stock company or trust that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, the Customer. For purposes of the above definition, "control" means: (i) ownership of a majority of the voting power of all classes of voting stock; (ii) ownership of a majority of the beneficial interests in income and capital of an entity other than a corporation; (iii) ownership of a general partnership interest in a limited partnership; or (iv) ownership of a managing partnership interest in a general partnership."

               1.8 "Customization" means any modification, enhancement, or improvement to any Licensed Program that is made by CTS at the request of Customer in accordance with this Agreement, and which is not made generally commercially available by CTS to other cellular carrier licensees of CTS in the United States.



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               1.9  "Documentation" means CTS's standard user manual(s) for a
System and all other written documentation for a System which CTS furnishes to Customer for purposes of this Agreement (as such documentation may be reasonably modified or updated from time to time by CTS with notice to Customer). Documentation may include, if applicable, documentation provided to CTS by its suppliers or licensors to the extent CTS is authorized by them to provide such documentation to Customer.

               1.10 "Fees" means the moneys required to be paid by Customer to CTS in connection with this Agreement, including without limitation charges for Hardware, Licensed Programs, out-of-pocket reimbursable expenses, and any other charges for goods and/or services provided by CTS in connection with this Agreement.

               1.11 "Hardware" means the following with respect to the System installed or to be installed in a given Licensed Market: (i) the computer equipment and peripherals (including any operating system software bundled with such equipment as supplied by the equipment manufacturer) described in the applicable Market Purchase Agreement for such System in such quantities as CTS and Customer agree are necessary to operate the initial configuration of such System; and (ii) any additional computer equipment and peripherals as CTS and Customer may, from time to time, agree in writing to add to such System as Hardware.

               1.12 "Implementation Schedule" means each mutually acceptable schedule showing the time periods during which CTS and Customer will cause appropriate persons to begin and complete delivery, installation, training, and/or acceptance testing of particular Components for a System.

               1.13 "Infrastructure and Environmental Requirements" means the physical, electrical, connectivity, and other infrastructure and environmental requirements described in Documentation furnished by CTS to Customer, which requirements are to be satisfied by Customer at each Customer Facility in accordance with this Agreement.

               1.14 "Intellectual Property Rights" means any valid patent, copyright, trade secret, trademark, or other intellectual property right.

               1.15 "License" means the license granted to Customer under Subsection 2.1, below.

               1.16 "Licensed Programs" means the following with respect to the System installed or to be installed in a given Licensed Market: (i) the CTS-owned computer software (including firmware and patches), in object code form only, and the Third-Party Software, in object code form only, described in the applicable Market Purchase Agreement for such System; (ii) all New Releases, Maintenance Releases, and Customizations provided by CTS to Customer for such System; and (iii) any additional software, data tables, and programs as CTS and Customer may, from time to time, agree in writing to add to such System as Licensed Programs.

               1.17 "Licensed Market" means, for each of the market areas identified in the attached SCHEDULE C, the aggregate of: (i) the corresponding cellular service areas identified in such Schedule which are covered by a System installed in accordance with this Agreement and an applicable Market Purchase Agreement; and (ii) any modifications to such areas as Customer may, from time to time, determine with the consent of CTS, which consent will not be unreasonably withheld.



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               1.18 "Maintenance Release" means a correction of errors, bugs, or defects in the Licensed Programs which is made generally commercially available by CTS to its cellular carrier licensees in the United States, and may also include, at CTS's discretion, any minor modification, enhancement, or improvement to the Licensed Programs.

               1.19 "Market Purchase Agreement" means: (i) the agreement between CTS and Customer or a Customer Affiliate specifying the pricing, sizing, configuration, and Customer's or Customer Affiliate's election of available options for the initial configuration of a System; (ii) all amendments, supplements, and addenda which may be made to such agreement by mutual agreement of the parties; and (iii) all Purchase Orders issued under such agreement and accepted by CTS as described in Subsection 4.2, below. Such agreement shall be based on the CTS standard form Market Purchase Agreement (as the same may be reasonably modified or updated from time to time by CTS with notice to Customer).

               1.20 "New Release" means any computer program or portion thereof which involves any modification, enhancement, or improvement to any Licensed Programs that is: (i) made generally commercially available by CTS to its cellular carrier licensees in the United States; (ii) identified by CTS as either a "major" or "minor" new release; and (iii) not merely a Maintenance Release.

               1.21 "Nondisclosure Agreement" means, collectively, the following agreements: (i) that certain Nondisclosure Agreement dated as of August 29, 1995 between CTS and GTE Services Corp., GTE Mobilnet of California Limited Partnership, and GTE Mobilnet of Santa Barbara Limited Partnership; (ii) each agreement executed by a Customer Affiliate in which the Customer Affiliate agrees to be bound by the provisions of the Nondisclosure Agreement described in clause (i) above; (iii) any additional Nondisclosure Agreement between CTS and a Customer Affiliate; and (iv) any amendments and supplements which may be made to any of the foregoing agreements from time to time by mutual agreement of the parties. A copy of the Nondisclosure Agreement, as supplemented, is attached hereto as SCHEDULE H.

               1.22 "Purchase Order" means a written purchase order provided by Customer to CTS in accordance with Subsection 4.2, below.

               1.23 "Regional Processor Complex" means each Customer location at which regional processors for a System are installed or to be installed in accordance with this Agreement and the applicable Market Purchase Agreement.

               1.24 "Roaming Service Agreement" means that certain Service Agreement for Real-Time Prevention of Roaming Cloning Fraud dated as of the date of this Agreement between CTS and Customer, together with all amendments and supplements which may be made thereto from time to time by mutual agreement of the parties.

               1.25 "Specifications" means the specifications for a System as set forth in the attached SCHEDULE D.

               1.26 "Support Services Agreement" means that certain Support Services Agreement dated as of the date of this Agreement between CTS and Customer, together with all amendments and supplements which may be made thereto from time to time by mutual agreement of the parties.



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               1.27 "System" shall mean the combination of the Hardware and
Licensed Programs configured and installed for use by Customer within a designated Licensed Market in accordance with the terms of this Agreement and an applicable Market Purchase Agreement.

               1.28 "Third Party" means any person or entity other than CTS, Customer, or a Customer Affiliate.

               1.29 "Third-Party Software" means the following with respect to a given System: (i) the computer programs described in the applicable Market Purchase Agreement which are licensed to CTS by Third Parties and which CTS sublicenses to Customer, in object code form only, as part of the Licensed Programs, but for which CTS has no source code rights; and (ii) any additional software, data tables, and programs as CTS and Customer may, from time to time, agree in writing to add to such System as Third-Party Software.

          2.   LICENSE OF SOFTWARE.

               2.1 GRANT OF LICENSE. Subject to the terms of this Agreement, CTS hereby grants to Customer a non-exclusive, non-transferable license (the "License") to use the Licensed Programs and Documentation for the purpose of operating a System for its intended use, as described in the Specifications, within each Licensed Market. The term of the License granted above shall be [*] Licensed Programs and Documentation licensed and furnished hereunder for the purpose of operating Systems installed prior to the expiration or termination of this Agreement, subject to the terms of Subsection 14.3, below.

               2.2  LICENSE LIMITATIONS.

                    2.2.1 The License sets forth the entirety of Customer's rights in connection with the Licensed Programs, Documentation, and all Intellectual Property Rights in connection with the Licensed Programs and Documentation. Accordingly, Customer shall not: (i) use the Licensed Programs or Documentation for any purpose other than as expressly set forth in Subsection 2.1, above; or (ii) permit any Third Party to use or have access to any Licensed Programs or Documentation without the express prior written approval of CTS (except for Customer's representatives who are authorized by Customer to use Licensed Programs and Documentation in accordance with this Agreement and for whom Customer is responsible under Subsection 10.2, below).

                    2.2.2 Without limiting the generality of the foregoing, Customer shall not directly or indirectly do any of the following (except as expressly set forth in this Agreement or other written agreement between CTS and Customer): (i) sublicense any rights under the License; (ii) print or copy the Licensed Programs, other than such number of copies as authorized by CTS in the Documentation for use solely by Customer in accordance with this Agreement; (iii) print or copy the Documentation, other than copies for use solely by Customer in accordance with this Agreement and subject to the Nondisclosure Agreement; (iv) modify or prepare derivative works of the Licensed Programs or Documentation; (v) reverse engineer, decompile, disassemble, or otherwise create, or attempt to create, or assist others to create, the source code form of any Licensed Programs or a product functionally equivalent to the System or any Licensed Programs, unless created without the use of any Licensed Programs or other Confidential Information of CTS; or (vi) remove, obscure, or alter any Intellectual Property Right or confidentiality notices or legends appearing in or on any Licensed Programs or Documentation. In addition, with respect to the notices and legends described above, Customer shall: (a) ensure that each copy or reproduction of all or any portion of the Licensed Programs or Documentation includes all such notices and legends; and (b) upon CTS's reasonable prior written


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notice, provide CTS with reasonable access to Customer's records and facilities for the limited purpose of auditing and verifying Customer's compliance with the terms of this Subsection 2.2.2.

               2.3  NEW RELEASES, MAINTENANCE RELEASES, AND CUSTOMIZATIONS.

                    2.3.1 NEW RELEASES. After the initial installation of a System, CTS will provide all New Releases for such System to Customer [*], so long as Customer continuously purchases for such System the software subscription services described in the Support Services Agreement and Customer is not in breach or default under this Agreement or the Support Services Agreement. Otherwise, CTS, in its discretion, may provide New Releases for such System to Customer on such terms and conditions and for such Fees as the parties may mutually agree to in writing. The parties acknowledge that New Releases may require the purchase of new or additional hardware or software.

                    2.3.2 MAINTENANCE RELEASES. After the initial installation of a System within a given Licensed Market, CTS will provide all Maintenance Releases for such initial System to Customer [*], so long as Customer continuously purchases for such System the basic support services offered pursuant to the Support Services Agreement and Customer is not in breach or default under this Agreement or the Support Services Agreement. Otherwise, CTS, in its discretion, may provide Maintenance Releases for such System to Customer on such terms and conditions and for such Fees as the parties may mutually agree to in writing.

                    2.3.3 CUSTOMIZATIONS. Customer may, from time to time, wish to have certain features of the Licensed Programs customized to its specifications. CTS shall have the exclusive right to make and deliver such Customizations. All Customizations will be performed pursuant to one or more separate, written agreements between CTS and Customer, which shall specify the deliverables, milestones, compensation, confidentiality requirements, use restrictions, and other terms, conditions, and procedures as CTS and Customer may mutually agree to with respect to such Customizations.

          3.   SUPPLY OF HARDWARE.

               3.1 FROM CTS. Subject to the terms of this Agreement, CTS hereby agrees to sell, and Customer hereby agrees to buy, the Hardware described in the applicable Market Purchase Agreement for a given System in such quantities as CTS and Customer agree are necessary to operate such System.

               3.2 FROM THIRD PARTIES. Notwithstanding Subsection 3.1, above, Customer may purchase quantities of the CTS-certified Hardware specified in the attached SCHEDULE B either from CTS or Third Parties approved in advance and in writing by CTS, subject to the terms of this Agreement. Certain CTS-certified Hardware purchased from Third Parties will be subject to an integration Fee as specified in the attached SCHEDULE A. CTS may, from time to time, update the list of CTS-certified Hardware specified in SCHEDULE B with written notice to Customer. Except as specifically set forth herein, CTS shall have no liability with respect to any Hardware components supplied by any person or entity other than CTS.

          4.   SYSTEM DEPLOYMENTS.

               4.1 COMMITMENTS FOR SYSTEM DEPLOYMENTS. As partial consideration for [*] offered by CTS, as set forth in the [*], Customer hereby commits to purchase from CTS such quantities of Components such that the aggregate size of all Systems within [*] shall be at least [*]. If Customer does not comply with the foregoing commitments within the corresponding time period described above,


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then CTS may, at its election and upon written notice to Customer, [*]
granted by CTS to Customer with respect to any order of CTS products or services place after the date that Customer fails to comply with this Subsection.

               4.2  INITIAL SYSTEM DEPLOYMENTS; APPLICATION TO CUSTOMER
AFFILIATES.   The parties agree that the initial configuration of a System will be deployed for commercial use pursuant to the terms and conditions of this Agreement and a Market Purchase Agreement. This Agreement anticipates the future execution of Market Purchase Agreement(s) for a given System by CTS and either Customer or Customer Affiliates. Each Market Purchase Agreement must be executed by an authorized representative of Customer (or the applicable Customer Affiliate) and an officer of CTS at the vice president level or higher. Each Market Purchase Agreement executed by a Customer Affiliate shall incorporate this Agreement by reference and include a statement that the Customer Affiliate acknowledges and agrees to be bound by the terms and conditions of this Agreement. For each Market Purchase Agreement executed by CTS and a Customer Affiliate and all transactions thereunder between CTS and such Customer Affiliate: (i) all rights and obligations of "Customer" under this Agreement, as it applies to such Market Purchase Agreement and related transactions, shall be deemed to be the rights and obligations of the Customer Affiliate; and (ii) Customer and such Customer Affiliate shall be jointly and severally liable for the obligations of "Customer" under this Agreement, as it applies to such Market Purchase Agreement and related transactions.

               4.3 ADDITIONAL ORDERS. After execution of the Market Purchase Agreement for a given System, Customer or the applicable Customer Affiliate may order additional quantities of Components or additional services by delivering one or more written Purchase Orders to CTS. Each Purchase Order shall contain: (i) the date and number of the Purchase Order;
(ii) the type, quantity, and price of each item ordered; (iii) the requested date of delivery or performance; (iv) the express incorporation by reference of the provisions of this Agreement and the applicable Market Purchase Agreement; and (v) any other mutually acceptable information with respect to such order. All Purchase Orders are subject to acceptance by CTS, which shall be evidenced by a written notice stating that CTS accepts the Purchase Order or by CTS's delivery or performance of the requested Components or services. Upon such acceptance, the Purchase Order shall become a part of the Market Purchase Agreement referenced in the Purchase Order.

               4.4 GENERAL TERMS. Each System deployment shall: (i) consist of the Components identified in the applicable Market Purchase Agreement or CTS-accepted Purchase Order; (ii) be installed at the Customer Facilities and in accordance with the applicable Implementation Schedule;
(iii) be supported pursuant to the support services options selected by Customer in the applicable Market Purchase Agreement or CTS-accepted Purchase Order; (iv) be subject to the Fees and payment terms set forth in Section 9, below, and in the attached SCHEDULE A; and (v) be subject to acceptance testing in accordance with Section 7, below, and the applicable terms of the Acceptance Test Plan set forth in the attached SCHEDULE E.

               4.5 GOVERNING TERMS. The provisions of this Agreement, Support Services Agreement, and Roaming Service Agreement shall govern and apply to all Market Purchase Agreements and Purchase Orders and to the provision of all Components and related services by CTS. In no event shall any terms or conditions of any Purchase Order or other document alter or amend any provision of this Agreement, Support Services Agreement, or Roaming Service Agreement, or otherwise control, unless CTS and Customer (or the applicable Customer Affiliate) both specify in writing that such terms or conditions shall control.

          5.   DELIVERY AND INSTALLATION; CHANGES AFFECTING A SYSTEM.


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               5.1  DELIVERY.

                    5.1.1 SHIPMENT. Components to be delivered by CTS hereunder or under a Market Purchase Agreement will be shipped F.O.B. origin at CTS's facilities in Seattle, Washington U.S.A. or at such other locations as CTS may specify from time to time. Such Components will be delivered in accordance with the terms of this Agreement, the applicable Market Purchase Agreement, and on an Implementation Schedule agreed upon by both CTS and Customer. CTS reserves the right to make partial shipments and to make shipments at times convenient to CTS; PROVIDED, that in each case CTS shall meet the applicable Implementation Schedule in all material respects except as otherwise provided under this Agreement or any other written agreement between CTS and Customer.

                    5.1.2 TITLE. Title to Hardware purchased from CTS shall pass to Customer upon CTS's delivery thereof to a freight carrier at CTS's facilities in Seattle, Washington U.S.A. or at such other locations as CTS may specify from time to time.

                    5.1.3  INSURANCE, SHIPPING CHARGES, AND RISK OF LOSS.
All Fees are F.O.B. at CTS's facilities in Seattle, Washington U.S.A. In addition to the Fees described in Section 9, below, and in the attached SCHEDULE A, Customer shall pay all insurance, freight, brokerage, and handling charges associated with all shipments of Components. Customer shall insure the contents of such shipments against damage and risk of loss during shipment and thereafter. CTS shall assume no liability in connection with such shipments; PROVIDED, HOWEVER, that CTS shall take directions from Customer and otherwise assist Customer in coordinating such shipments. In the absence of specific written instructions from Customer: (i) CTS shall select the freight carrier for shipments from CTS, but such freight carrier shall not be construed as CTS's agent; and (ii) CTS shall specify "freight collect" as Customer's method of payment.

               5.2  INSTALLATION AND READINESS OF CUSTOMER FACILITIES.

                    5.2.1 TECHNICAL MANAGERS - OVERALL COORDINATION. Customer and CTS shall each designate and provide the other party with the name, address, and telephone number of one (1) primary and one (1) back up technical manager for overall coordination between Customer and CTS with respect to the installation and acceptance of Components for Systems. The initial technical managers of Customer and CTS for such overall coordination are identified in the attached SCHEDULE G. Each party shall have the right to replace such technical managers by providing notice of such replacement to the other party.

                    5.2.2 TECHNICAL MANAGERS-MARKET COORDINATION. Customer and CTS shall each designate and provide the other party with the name, address, and telephone number of one (1) primary and one (1) back up technical manager for overall coordination between Customer and CTS with respect to the installation and acceptance of Components for a System within a given Licensed Market. The initial technical managers of Customer and CTS for such market level coordination shall be identified in the applicable Market Purchase Agreement. Each party shall have the right to replace such technical managers by providing notice of such replacement to the other party.

                    5.2.3 INSTALLATION. For each installation of Components at Regional Processor Complex, CTS will perform the installation, subject to the terms and conditions of this Agreement and the Fees set forth in SCHEDULE
A. For each installation of Components at a Cell Site, Customer, at its option, may perform the installation itself or request that the installation be performed by CTS, subject to the terms and conditions of this Agreement and the Fees set forth in SCHEDULE A. Prior to any installation by Customer or any mutually acceptable Third Party, the installers for such entities must first complete CTS training for such installation as set forth in the attached SCHEDULE F.


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CTS and Customer agree to use commercially reasonable efforts to effect installations of Components in accordance with the applicable Implementation Schedule.

                    5.2.4 READINESS OF CUSTOMER FACILITIES. Customer shall maintain Customer Facilities in compliance with the Infrastructure and Environmental Requirements at all times during the term of this Agreement. Customer shall certify compliance with the Infrastructure and Environmental Requirements with respect to each Customer Facility at the times specified in the applicable Implementation Schedule. If, upon inspection, CTS determines that the Infrastructure and Environmental Requirements are not met, CTS will promptly notify Customer, and Customer shall cure the Infrastructure and Environmental Requirements defects within [*]of receipt of CTS's notice. If, in the reasonable opinion of CTS, all Infrastructure and Environmental Requirements are not met within such [*], then CTS shall be entitled to reschedule the installation and any other affected items on the Implementation Schedule as CTS deems reasonable. If any delay in meeting the Infrastructure and Environmental Requirements causes the CTS installers or other personnel to remain longer than the scheduled installation days, or to make additional trips to Customer Facilities, then, in addition to the Fees specified in SCHEDULE A, Customer shall pay all additional travel and lodging expenses plus CTS's then-current day charge for each day that each installer or other personnel is required to be at the installation site beyond the scheduled number of days.

               5.3  CHANGES TO CUSTOMER EQUIPMENT OR SOFTWARE.

                    5.3.1 CHANGES IN GENERAL. If any third-party equipment or software is added to Customer's cellular network after the installation of a System, and such additional equipment or software has an adverse effect on such System, then CTS will use commercially reasonable efforts to make any modifications required to the affected System due to such equipment or software on such terms and conditions and for such additional fees as the parties may mutually agree to in writing. Except as the parties otherwise expressly agree to in writing, the performance warranties set forth in
Section 11, below, will not apply if any Components are adversely affected by any of Customer's equipment or software installed as part of its cellular network.

                    5.3.2 REQUIRED CHANGE IN [*]. The parties acknowledge that all or part Customer's cellular networks in the Licensed Markets currently [*] as part of such cellular networks. For that reason, Customer may elect, under this Agreement, to [*] offered by CTS under SCHEDULE A which is [*]. The parties agree that, if Customer [*] under this Agreement, and if [*] such that, within [*] of this Agreement, the [*] is no longer [*], then, for each affected System, Customer will [*] a mutually agreeable [*] for such affected System [*] for the Fees applicable to such [*] described in the attached SCHEDULE A, and CTS will [*]to Customer equal to [*] described in the attached SCHEDULE A [*] for such [*], in exchange for [*] of such [*] to CTS. Customer agrees to pay CTS for any services performed by CTS in connection with [*] at the then-current billing rate of the CTS personnel performing such services.

               5.4 MAINTENANCE OR RELOCATION OF COMPONENTS. Customer may repair, replace, or relocate Components of a System only to the extent expressly authorized by, and performed in accordance with, the terms of this Agreement, the Support Agreement, and CTS-approved policies and procedures. The parties agree that any relocation of Components will require mutual cooperation between the parties. Accordingly, Customer will notify CTS of each relocation at least [*] before commencement of the relocation and, during such relocation, both parties will coordinate as reasonably necessary to complete the relocation. The performance warranties set forth in Section 11, below, shall not apply to: (i) any Component during the relocation of such Component and until such Component is


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re-connected to the System and operating in proper working order; and (ii)
any System to the extent that any action by Customer in violation of this Subsection adversely affects such System.

          6.   RESCHEDULING.

               6.1 RESCHEDULING BY WRITTEN NOTICE. CTS and Customer will prepare mutually acceptable Implementation Schedules and the parties will comply with such Implementation Schedules in all material respects. The parties agree that rescheduling of any material item on an Implementation Schedule will require mutual cooperation between the parties. Accordingly, except as the parties expressly agree to in writing or as otherwise provided herein, any modification or rescheduling of any material item on an Implementation Schedule will require the approval of both parties, which approval will not be unreasonably withheld. If in CTS's opinion any rescheduling affects other scheduled shipments or scheduled items on an Implementation Schedule, CTS may reschedule such other shipments or items as is reasonable given the circumstances. Customer shall pay CTS's out-of-pocket costs and expenses attributable to any rescheduling by or due to the fault of Customer. CTS shall pay Customer's out-of-pocket costs and expenses attributable to any rescheduling by or due to the fault of CTS.

               6.2 DELAYS BEYOND REASONABLE CONTROL. If any Component shipped from CTS is lost or damaged during shipment, CTS will use reasonable efforts to reschedule a replacement shipment to meet the applicable Implementation Schedule. Neither party shall be liable for delays in any Implementation Schedule or any other delivery, shipment, installation, or acceptance testing of Components due to delays beyond its reasonable control.
 In the event of any such delay, all scheduled items on any Implementation Schedule and other deliveries, shipments, installations, and acceptance testing of Components affected by such delay shall be extended for a period equal to the period of the delay, except as the parties otherwise expressly agree to in writing. If any delivery of Components material to a System is delayed in excess of [*] due to no fault of a party, then the exclusive remedy of the other party with respect to such delay shall be the right to cancel any outstanding order affected by such delay.

          7.   ACCEPTANCE.

               7.1 ACCEPTANCE TESTING FOR INITIAL SYSTEMS. CTS and Customer will perform acceptance testing, in accordance with the applicable terms of the Acceptance Test Plan, on each System on the following initial configuration of such System (an "Initial System"): (a) if Customer's initial order for the System requests a System deployment of Components [*], then the Initial System shall be the configuration of the System as ordered; or (b) if Customer's initial order for the System requests a System deployment of Components [*], then the Initial System shall be the [*] of the System ordered. Acceptance testing will commence upon installation of the Initial System (the "Start Date"). Thereafter, Customer will conduct acceptance tests in accordance with the applicable terms of the Acceptance Test Plan for a period not to exceed [*] from the Start Date (the "Acceptance Testing Period"). Upon the conclusion of the Acceptance Testing Period, Customer shall complete, execute, and deliver to CTS a written notice, which shall state with specificity whether the Initial System is accepted or, if not, to what extent the Initial System does not materially perform in accordance with the applicable terms of the Acceptance Test Plan. The Initial System will be deemed accepted by Customer if: (i) the written notice completed, executed, and delivered by Customer does not specify any such non-conformities; (ii) Customer does not complete, execute, and deliver to CTS a written notice specifying any such non-conformities within [*] after the expiration of the Acceptance Testing Period; (iii) Customer commences use of the System in connection with Customer's cellular network by collecting radio frequency "fingerprints" and interdicting counterfeit call attempts; or
(iv) in the event of a dispute


MASTER PURCHASE AND LICENSE AGREEMENT                                    PAGE 9
as to the performance of the System, an executive panel of the parties or an arbitration panel concludes that the System is materially performing in accordance with the applicable terms of the Acceptance Test Plan, as provided in Subsection 7.4, below.

               7.2  CORRECTION OF NON-CONFORMITIES.

                    7.2.1 CORRECTION IN GENERAL. Except as set forth in Subsection 7.2.2, below, if the written notice described in Subsection 7.1, above, specifies aspects of an Initial System's performance which do not materially perform in accordance with the applicable terms of the Acceptance Test Plan (and if the Initial System is not otherwise deemed accepted by Customer under Subsection 7.1(i), (ii) or (iv), above), then, within ten (10) days after CTS's receipt of such written notice, CTS will submit to Customer a written action plan, which will outline CTS's proposed course of action for resolution of the non-conformities and a timetable for re-testing the Initial System in accordance with Subsection 7.1, above. Within ten (10) days after CTS's submission of the proposed action plan, the parties will agree on a final action plan, and CTS will thereafter work diligently to implement such final action plan. Customer will make available to CTS all resources and facilities reasonably necessary to implement the final action plan, and will fully cooperate with CTS's efforts. Upon the conclusion of all re-testing specified in the final action plan, the provisions of Subsection 7.1, above, shall apply to determine whether the Initial System is deemed accepted by Customer after such re-testing. If CTS is unable to correct the non-conformities within the timetables and re-testing periods described in the final action plan so that the Initial System materially performs in accordance with the applicable terms of the Acceptance Test Plan, then Customer may, at its election, either: (i) terminate the License and the obligations of the parties hereunder as it applies to such Initial System by providing CTS with written notice of termination within thirty (30) days after expiration of the timetables and re-testing periods described in the final action plan; or (ii) accept the Initial System and, if the non-conformity is due to the Initial System's failure to [*].

                    7.2.2 [*] DURING CORRECTION. Notwithstanding anything to the contrary, if the written notice described in Subsection 7.1, above, specifies aspects of an Initial System's [*] in accordance with the [*] (and if the Initial System is [*] by virtue of Subsection [*], above), then the procedures described in Subsection 7.2.1, above, shall apply for the correction of such non-conformities, EXCEPT THAT, if CTS does not correct such non-conformities within the designated timetables and re-test periods, [*].

               7.3 APPLICATION TO SUBSEQUENT INSTALLATIONS. The provisions of this Section 7 shall also apply to the acceptance of Components installed on a System after the Initial System, EXCEPT THAT: (i) CTS and Customer shall only test the newly-installed Components in accordance with the applicable terms of the Acceptance Test Plan; (ii) Customer may reject such newly-installed Components in the manner described in Subsection 7.1; (iii) CTS shall correct any non-conformities in the manner described in Subsection 7.2; (iv) if CTS does not correct such non-conformities within the designated timetables and re-test periods, then Customer may terminate the obligations of the parties only with respect to such newly-installed Components[*].

               7.4  RESOLUTION OF DISPUTES OVER ACCEPTANCE.

                    7.4.1 The parties agree to settle any dispute arising out of the acceptance testing provisions described in this Section 7 through consultation and negotiation in good faith and in the spirit of mutual cooperation. Accordingly, if, after the conclusion of any Acceptance Testing Period or re-testing period described in this Section 7, the parties dispute whether the initial System is materially performing in accordance with the applicable Acceptance Test Plan, the parties agree to meet to try to resolve the dispute within fourteen (14) days after one party delivers a written


MASTER PURCHASE AND LICENSE AGREEMENT                                    PAGE 10
request for a meeting to the other party. Such meeting shall be attended by individuals with decision-making authority to attempt, in good faith, to negotiate a resolution of the dispute prior to pursuing other available remedies. If, within fourteen (14) days after such meeting, the parties have not succeeded in negotiating a resolution of the dispute, then either party may commence arbitration under Subsection 7.4.2, below, by delivering a written demand for arbitration to the other party.

                    7.4.2 If either party commences arbitration in the manner described above, the dispute will be subjected to binding arbitration before a panel of three (3) independent arbitrators. Such arbitration shall be held in [*], in accordance with the then-current Commercial Arbitration Rules of the American Arbitration Association, as modified to be consistent with this Subsection. Such arbitrators shall be selected by mutual agreement of the parties, or failing such agreement within fourteen (14) days after delivery of the original written demand for arbitration, each party shall select one arbitrator and the two selected arbitrators shall mutually agree upon the selection of a third arbitrator within thirty (30) days from delivery of the original written demand for arbitration. The arbitrators shall have the authority to require the submission (at a hearing or otherwise) of such documents, information, testimony, and other items as the arbitrators may deem necessary to make a fair and reasonable decision. Within forty-five (45) days after the appointment of the arbitrators, the arbitrators will render a written decision. The arbitrators shall be limited to addressing the issues in dispute arising out of the acceptance testing provisions described in this Section 7 and interpreting the applicable provisions of this Agreement and the applicable Market Purchase Agreement in connection with such issues. The parties agree that the System shall be deemed accepted for purposes of this Agreement if the arbitrators conclude that the System is materially performing in accordance with the applicable Acceptance Test Plan. A judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof and shall constitute a final adjudication of all matters submitted to arbitration. The arbitrators shall, as part of their written decision, award attorneys' fees and related expenses in accordance with Subsection 16.11, below. The costs of all arbitration services, however, shall be shared equally by the parties.

          8.   TRAINING, SUPPORT, AND OTHER SERVICES.

               8.1 TRAINING SERVICES. CTS will provide the training classes set forth in the attached SCHEDULE F for Customer for the applicable Fees described in SCHEDULE A and in accordance with the applicable Market Purchase Agreement and Implementation Schedule. Upon request, CTS will provide additional training at such times and locations, upon such terms and conditions, and for such Fees as the parties may mutually agree to in writing.

               8.2 SUPPORT SERVICES. Subject to the terms of this Agreement, CTS will offer software and hardware support services for each System, pursuant to the terms set forth in the Support Services Agreement. Customer will select support for each System as set forth in the Support Services Agreement. Such selection will be made as part of the applicable Market Purchase Agreement for such System.

               8.3 SOURCE CODE. CTS will deposit into escrow and maintain throughout the term of the License one (1) copy of the source code for the CTS-owned Licensed Programs (I.E., only Licensed Programs to which CTS has source code rights) in Seattle, Washington, pursuant to CTS's standard form Source Code Escrow Agreement among CTS, Customer, and an escrow holder approved by CTS and Customer.

               8.4 ROAMING FRAUD PREVENTION SERVICES. Subject to the terms of this Agreement, CTS will offer services to Customer for the real-time prevention of cellular roaming cloning fraud, pursuant to the terms set forth in the Roaming Service Agreement.


MASTER PURCHASE AND LICENSE AGREEMENT                                    PAGE 11

               8.5  [*]

                    8.5.1 [*]

                    8.5.2 [*]

                    8.5.3 [*]

               8.6  [*]

          9.   COMPENSATION.

               9.1 FEES. In consideration for the rights, warranties, and covenants provided by CTS hereunder, Customer hereby agrees to pay the Fees specified in the attached SCHEDULE A when due as set forth in such Schedule.

               9.2  STANDARD TERMS.

                    9.2.1 In addition to the Fees and other charges required to be paid by Customer to CTS hereunder, Customer shall pay (or, at CTS's election, reimburse CTS) for all federal, state, and local taxes and withholding requirements in connection with the transactions contemplated by this Agreement and each Market Purchase Agreement (excluding taxes based on CTS's net income or its authority to do business within a given state). Such taxes specifically include, without limitation: (i) excise, sales, use and royalty taxes, withholding taxes and related requirements, value-added taxes, all similar taxes and charges now in effect or enacted in the future; and
(ii) all interest and penalties which may result from the failure to pay any of such taxes or charges. If CTS receives any notice of deficiency with respect to any such taxes or charges, CTS will promptly deliver notice thereof to Customer so that Customer may have a reasonable opportunity to contest such tax and any related interest and penalties.

                    9.2.2 Except as otherwise expressly set forth in this Agreement or any Schedule hereto: (i) CTS will invoice Customer for amounts to be paid hereunder, and Customer will pay such invoice [*] after receipt of the applicable invoice; (ii) Customer shall not be entitled to the return or reimbursement of any compensation paid to CTS pursuant to this Agreement; and
(iii) all Fees and other charges hereunder shall be paid to CTS in immediately available funds in United States Dollars.

                    9.2.3 If Customer fails to pay any sum when due and payable, Customer shall pay interest at a rate of one and one-half percent (1.5%) per month, accruing from the due date of such payment until paid, or the maximum rate permitted by applicable law if lower. If CTS is entitled to the sums sought to be collected, it shall also be entitled to receive all costs expended by CTS in collecting those sums, including without limitation reasonable attorneys' fees.

          10.  PROPRIETARY RIGHTS.

               10.1 INTELLECTUAL PROPERTY RIGHTS.

                    10.1.1 The License shall not transfer any title to or ownership in the Licensed Programs or Documentation, or any Intellectual Property Rights in connection with the Licensed Programs and/or Documentation, from CTS to Customer. Accordingly, subject only to the License, all right, title, and interest in and to the Licensed Programs and Documentation, and all Intellectual Property Rights in connection with the Licensed Programs and/or Documentation, are and


MASTER PURCHASE AND LICENSE AGREEMENT                                    PAGE 12
shall at all times remain the exclusive property of CTS or its licensor(s).
CTS may use, sell, assign, transfer and license rights relating to the Licensed Programs and/or Documentation to any Third Party for any purpose free from any claim of Customer.

                    10.1.2 CTS and Customer each own certain trade names, logos, trademarks, and service marks used in identifying and marketing their respective technology, products, and services (collectively, "Trademarks"). Each party recognizes and consents for all purposes that all Trademarks of the other party, whether or not registered, constitute the exclusive property of such other party and will not be used except as approved by such other party in advance and in writing, nor shall either party use any confusingly similar Trademarks of the other party. Nothing contained in this Agreement shall be construed as conferring any additional rights upon either party to use in advertising, publicity, or other promotional activities any Trademark of the other party.

               10.2 CONFIDENTIAL INFORMATION. The parties acknowledge that each party may disclose additional Confidential Information to the other party or its representatives in furtherance of the transactions contemplated by this Agreement. Therefore, notwithstanding anything to the contrary, the Nondisclosure Agreement is hereby amended such that all Confidential Information of each party disclosed to the other party or any of its representatives at any time during the term of this Agreement shall be considered Confidential Information of the disclosing party and shall be subject to the operative provisions of the Nondisclosure Agreement, regardless of the stated term identified in the Nondisclosure Agreement. Each party hereby agrees to ensure that each of its representatives who receives Confidential Information of the other party complies with the terms of the Nondisclosure Agreement, as amended hereby, to the same extent as if such representative had executed the Nondisclosure Agreement, as amended. All Confidential Information of each party is and shall at all times remain the exclusive property of each party. For purposes of this Subsection, "representatives" means the officers, directors, employees, agents, and affiliates of a party.

          11.  WARRANTIES.

               11.1 INTELLECTUAL PROPERTY RIGHTS. CTS hereby warrants to Customer that, subject to the provisions of Subsection 12.1.3, below, each System furnished by CTS hereunder, if used by Customer in accordance with the terms of this Agreement, is free of any valid claim by a Third Party that the System infringes an existing United States Intellectual Property Right of such Third Party. Customer's exclusive remedy for breach of the warranty set forth in this Subsection 11.1 is set forth in Subsection 12.1, below.

               11.2 SOFTWARE PERFORMANCE. For each System, CTS hereby warrants to Customer that the Licensed Programs (excluding the Third-Party Software), when used in conjunction with the Hardware necessary for operation of such System and with Customer's cellular network operating in a normal manner, and when all relevant Infrastructure and Environmental Requirements are satisfied, will materially perform in accordance with their Specifications for so long as Customer continuously purchases for such System the basic support services and software subscription services described in the Support Services Agreement. Customer's exclusive remedy for breach of such warranty shall be correction by CTS, at no additional charge to Customer, of any errors or malfunctions in such Licensed Programs found not to be in compliance with such warranty, in accordance with the terms of the Support Services Agreement; PROVIDED, HOWEVER, that CTS shall have no obligation to make such corrections if Customer is in breach or default under this Agreement and is notified, in writing, of such breach or default, or if Customer fails to notify CTS in writing within a reasonable time of discovery of such errors or malfunctions. If a correction of an error or malfunction is commercially impractical, CTS may provide Customer with a commercially reasonable circumvention of such error or malfunction. For


MASTER PURCHASE AND LICENSE AGREEMENT                                    PAGE 13

Third-Party Software supplied by CTS, CTS will pass through to Customer the warranties that CTS receives from its vendor for such Third-Party Software, to the extent that such vendor will honor such warranties.

               11.3 HARDWARE PERFORMANCE. For each System, CTS hereby warrants to Customer that the CTS-proprietary Hardware purchased from CTS for installation in Cell Sites, when used in conjunction with the Licensed Programs necessary for operation of such System and with Customer's cellular network operating in a normal manner, and when all relevant Infrastructure and Environmental Requirements are satisfied, will materially perform in accordance with their Specifications for [*] from the date of acceptance of such Hardware by Customer. Customer's exclusive remedy for breach of such warranty shall be either repair or replacement by CTS, at its expense and in its discretion, of any of such Hardware found not to be in compliance with such warranty, in accordance with the terms of the Support Services Agreement; PROVIDED, HOWEVER, that CTS shall have no obligation to repair or replace such Hardware if Customer is in breach or default under this Agreement or if Customer fails to promptly notify CTS in writing upon discovery of such errors or malfunctions. For all other Hardware components supplied by CTS, CTS will pass through to Customer the warranties that CTS receives from its vendor for such Hardware components, to the extent that such vendor will honor such warranties.

               11.4 CALENDAR-RELATED DATE PROCESSING.

                    11.4.1 For purposes of this Subsection: (i) "Calendar-Related" means date values based on the Gregorian calendar, as defined in Encyclopedia Britannica, 15th edition, 1982, page 602, and to all uses in any manner of those date values, including, without limitation, manipulations, calculations, conversions, comparisons, and presentations;
(ii) "Date Data" means any Calendar-Related date values in the inclusive range January 1, 1985 through December 31, 2035, which the CTS-proprietary Licensed Programs use in any manner; and (iii) "System Date" means any Calendar-Related date values in the inclusive range January 1, 1985 through December 31, 2035 (including the natural transition between such values) which the CTS-proprietary Licensed Programs shall be able to use as the current date while operating.

                    11.4.2 CTS warrants that the CTS-proprietary Licensed Programs will not malfunction, will not cease to function, will not generate incorrect data, and will not produce incorrect results due to the processing by such Licensed Programs of Calendar-Related data, Date Data, or any System Date. CTS further warrants that, in connection with providing Calendar-Related data to and accepting Calendar-Related data from other automated, computerized, and/or software systems and users via user interfaces, electronic interfaces, and data storage, the CTS-proprietary Licensed Programs represent date without ambiguity as to century. In the event of a breach of this warranty, CTS agrees to promptly (but in no case later than 90 days of Customer's written notification to CTS of any failure of the CTS-proprietary Licensed Programs to correctly perform as required by this Subsection) remedy such breach at no additional charge to Customer by:
(i) correcting the version of such Licensed Programs currently used by Customer so as to make them capable of properly performing as required by this Subsection; or (ii) providing replacement software for the affected Licensed Programs which is equivalent in function to such Licensed Programs and which properly performs as required by this Subsection.

               11.5 NO WARRANTIES OTHER THAN EXPRESS WRITTEN. EXCEPT AS EXPRESSLY SET FORTH IN THIS SECTION 11, CTS MAKES NO REPRESENTATIONS, WARRANTIES, OR GUARANTIES OF ANY KIND (INCLUDING WITHOUT LIMITATION PERFORMANCE WARRANTIES), EITHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, WITH RESPECT TO THE


MASTER PURCHASE AND LICENSE AGREEMENT                                    PAGE 14

SYSTEM, HARDWARE, LICENSED PROGRAMS, DOCUMENTATION, OR ANY OTHER ITEMS OR SERVICES COVERED BY OR FURNISHED UNDER THIS AGREEMENT, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY (I) OF MERCHANTABILITY, (II) OF FITNESS FOR A PARTICULAR PURPOSE, OR (III) ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING, OR USAGE OF TRADE.

          12.  INDEMNIFICATION.

               12.1 SYSTEM INFRINGEMENT.

                    12.1.1 CTS will defend, at its sole expense, any Third Party claim brought against Customer based on an infringement which, if proven, would result in a breach of the warranty set forth in Subsection 11.1, above; PROVIDED, that: (i) Customer promptly delivers written notice of such claim to CTS, together with copies of all related court documents involving such claim; and (ii) Customer provides CTS with full and complete information and reasonable assistance for the defense of such claim as reasonably requested by CTS. CTS agrees to reimburse Customer for reasonable out-of-pocket expenses incurred by Customer in providing such CTS-requested assistance. In addition, subject to the terms of this Agreement, CTS will indemnify and hold harmless Customer from and against any and all damages and costs awarded by final judgment against Customer as a result of such claim, or, if any compromise or settlement is made with respect to such claim, CTS will pay all amounts agreed to by CTS in settlement of the claim. CTS shall have full and complete authority to defend and settle such claim.

                    12.1.2 If, in any proceeding involving a Third Party claim described in Subsection 12.1.1, above, a System is held to constitute an infringement of a Third Party's United States Intellectual Property Right and use of such System is enjoined, or if in CTS's opinion any such infringement is likely to occur, CTS, at its option and expense, may either:
(i) obtain the right for Customer to continue use of the System by license, release from claim of infringement, or by other appropriate means; (ii) modify the System to make it non-infringing; (iii) replace the System with a non-infringing system of like functionality; or (iv) if election of either of the above clauses (i), (ii) or (iii) are impractical in CTS's reasonable judgment, after using reasonable efforts for a reasonable period of time under the circumstances, CTS may terminate this Agreement and the License granted herein with respect to such System by providing Customer with written notice of such termination. If, pursuant to clause (iv) above, CTS terminates this Agreement and the License with respect to a System, then:
(a) Customer shall, at CTS's request, either promptly return the System to CTS or destroy the same; and (b) Customer as its exclusive remedy shall be entitled to a refund equal to the License Fees and Hardware Fees described in SCHEDULE A which specifically pertain to such System and which Customer actually paid to CTS, which refund CTS may reduce by a reasonable sum for use, depreciation, and amortization.

                    12.1.3 Notwithstanding anything to the contrary, CTS shall have no liability under this Agreement for any claim which: (i) pertains to a System which has been altered or modified without CTS's prior written approval, unless the use of an unaltered or unmodified version of the System is shown to constitute the infringement; (ii) use of the System in combination or conjunction with any item not furnished by CTS, unless the use of the System is shown to constitute the infringement when not used in combination or conjunction with the item not furnished by CTS; or (iii) identifies any Third-Party Software or Hardware (other than CTS-proprietary Hardware purchased from CTS for installation in Cell Sites) as forming the basis of such infringement.

               12.2 OTHER INDEMNIFICATION.


MASTER PURCHASE AND LICENSE AGREEMENT                                    PAGE 15

                    12.2.1 BY CUSTOMER. Customer acknowledges that CTS has no control over the business activities of Customer, its cellular networks or other systems, the quality of telecommunications transmissions, or the content of the data transmitted. Accordingly, Customer will defend, at its sole expense, any and all Third Party claims brought against CTS or any of its officers, directors, employees, agents, successors or assigns arising from the operation of the cellular networks or other business activities of Customer, except to the extent that any Third Party claim is based on: (i) the subject matter described in Subsection 12.1, above; or (ii) Customer's use of the items furnished by CTS hereunder, so long as such use is in accordance with the terms of this Agreement and the Support Services Agreement. In addition, subject to the terms of this Agreement, Customer will indemnify and hold harmless CTS and its officers, directors, employees, agents, successors and assigns from and against any and all damages and costs awarded by final judgment against any of such indemnified parties as a result of such claim, or, if any compromise or settlement is made with respect to such claim, Customer will pay all amounts agreed to by Customer in settlement of the claim. Customer shall have full and complete authority to defend and settle such claim.

                    12.2.2 BY CTS. CTS acknowledges that Customer has no control over the business activities of CTS. Accordingly, CTS will defend, at its sole expense, any and all Third Party claims brought against Customer or any of its officers, directors, employees, agents, successors or assigns arising from the operation of the business activities of CTS, except to the extent that any Third Party claim is based on the subject matter described in Subsection 12.2.1, above, or any other provision of this Agreement pursuant to which Customer is obligated to defend and indemnify CTS or any of its officers, directors, employees, agents, successors or assigns. In addition, subject to the terms of this Agreement, CTS will indemnify and hold harmless Customer and its officers, directors, employees, agents, successors and assigns from and against any and all damages and costs awarded by final judgment against any of such indemnified parties as a result of such claim, or, if any compromise or settlement is made with respect to such claim, CTS will pay all amounts agreed to by CTS in settlement of the claim. CTS shall have full and complete authority to defend and settle such claim.

                    12.2.3 NOTICE AND COOPERATION. With respect to any claim described in this Subsection 12.2, the party seeking indemnification under this Subsection 12.2 (the "Indemnified Party") shall provide the party required to provide indemnification under this Subsection 12.2 (the "Indemnifying Party") with prompt written notice of such claim brought against the Indemnified Party, together with copies of all related court documents involving such claim. The Indemnified Party's failure to provide timely notice to the Indemnifying Party of any such claim shall not relieve the Indemnifying Party from any liability under this Subsection 12.2 with respect to such claim, to the extent that the Indemnifying Party is not prejudiced by such failure. The Indemnifying Party shall keep the Indemnified Party advised of the status or any such claim and of its defense and/or negotiation efforts. The Indemnified Party shall provide the Indemnifying Party with such information and reasonable assistance for the defense of such claim as is reasonably requested by the Indemnifying Party. The Indemnifying Party agrees to reimburse the Indemnified Party for reasonable out-of-pocket expenses incurred by the Indemnified Party in providing such assistance requested by the Indemnifying Party.

          13. PROSECUTION OF INFRINGEMENT CLAIMS. Notwithstanding anything to the contrary, Customer shall promptly notify CTS in writing of any facts of which Customer is aware which might constitute an infringement by any Third Party of any of CTS's Intellectual Property Rights. CTS shall have the exclusive right to take all actions, control all litigation or other proceedings, and negotiate and enter into all settlements with respect to any such infringement, as CTS deems necessary or appropriate to protect CTS's Intellectual Property Rights, except as CTS and Customer may otherwise agree to in writing. Customer agrees to provide to CTS, at CTS's expense, full and complete information and assistance in connection with the prosecution of such infringement as reasonably requested by CTS. Any


MASTER PURCHASE AND LICENSE AGREEMENT                                    PAGE 16
recovery of damages or attorneys' fees in connection with any such action, or in settlement of any such action, will belong entirely to CTS. CTS will have no obligation to institute suit against any particular person or entity for infringement of any Intellectual Property Rights of CTS.

          14.  TERM AND TERMINATION.

               14.1 TERM. The term of this Agreement commences on the date of this Agreement and will continue thereafter for an initial term of two (2) years. This Agreement may be extended for a mutually agreeable renewal term, provided that Customer and CTS expressly agree to such extension in writing. All terms and conditions hereof shall remain in effect during any renewal term, except as the parties otherwise expressly agree to in writing. Notwithstanding the above, this Agreement shall terminate upon the occurrence of any of the events described in the termination provisions set forth below.

               14.2 TERMINATION.

                    14.2.1 MATERIAL BREACH AFTER NOTICE. Except as otherwise set forth in this Agreement, upon material breach or default under this Agreement by any party (the "breaching party"), if the other party ("non-breaching party") gives written notice of such breach or default and the same is not cured within thirty (30) days after delivery of such notice, then, without limitation of any other remedy available hereunder, the non-breaching party may terminate this Agreement by delivery of a notice of termination at any time thereafter before such breach or default has been cured; PROVIDED, that for any breach or default (other than a payment default or a default under Subsections 2.2 or 10.2) that is not reasonably susceptible of cure within thirty (30) days, the breaching party shall have such additional time, up to ninety (90) additional days, as is reasonably necessary to cure the default, so long as such party continuously and diligently pursues such cure. The parties agree that the failure to make payments of Fees or other charges when due hereunder shall constitute a "material breach" of this Agreement.

                    14.2.2 IMMEDIATE TERMINATION. Notwithstanding anything to the contrary, this Agreement and the License may be immediately terminated upon written notice: (i) at the option of CTS in the event that Customer violates any of the provisions of Subsection 2.2 in any way without the prior written consent of CTS, and Customer fails to cure such violation within (3) days after CTS's delivery of notice of breach to Customer; or (ii) at the option of either party if the other party materially violates the Nondisclosure Agreement or any of the provisions of Subsection 10.2, and such other party fails to cure such violation in accordance with any applicable cure periods set forth in the Nondisclosure Agreement.

                    14.2.3 DISCRETIONARY TERMINATION. Either party may, in its discretion, terminate this Agreement and the License at any time and for any reason by giving the other party at least sixty (60) days prior written notice of termination.

               14.3 EFFECT OF EXPIRATION OR TERMINATION.

                    14.3.1 Following the expiration or termination of this Agreement, Customer shall have [*] as provided under [*] with respect to the [*] as of the expiration or termination of this Agreement, [*] any of the following: (i) if this Agreement is terminated pursuant to Subsections
14.2.1 or 14.2.2 due to a breach or default by Customer, [*] upon termination of this Agreement; or (ii) if this Agreement expires, is terminated due to the events described in Subsection 14.2.3, or is terminated pursuant to Subsection 14.2.1 due to a breach or default by CTS, [*] breach or default by Customer under any of the survival terms described in Subsection 14.4, and the expiration of any applicable cure period with respect to such breach or default.


MASTER PURCHASE AND LICENSE AGREEMENT                                    PAGE 17

                    14.3.2 Upon the expiration or termination of this Agreement, Customer shall immediately cease use of the Confidential Information of CTS (excluding [*] in Customer's possession as of such expiration or termination, which Customer [*]pursuant to Subsection 14.3.1, above, for the sole purpose of [*]) and shall, at CTS's election, either:
(i) return to CTS the original and all copies of the same, in whole or in part, in any form, including partial copies and modifications, and any related materials received from CTS, or (ii) furnish to CTS a certified executed document stating that the same has been destroyed. Upon the termination of the License, Customer shall immediately return or destroy all copies of Licensed Programs and Documentation retained for use pursuant to Subsection 14.3.1, above, in accordance with the procedures set forth in this Subsection.

                    14.3.3 Upon the expiration or termination of this Agreement, CTS shall immediately cease use of the Confidential Information of Customer (except as the parties otherwise expressly agree to in writing) and shall, at Customer's election, either: (i) return to Customer the original and all copies of the same, in whole or in part, in any form, including partial copies and modifications, and any related materials received from Customer, or (ii) furnish to Customer a certified executed document stating that the same has been destroyed.

                    14.3.4 For all accrued and unpaid Fees and other charges hereunder not invoiced prior to the termination of this Agreement, CTS shall be entitled to invoice Customer for such charges after such termination and Customer shall pay such charges within thirty (30) days after receipt of the applicable invoice.

               14.4 SURVIVAL TERMS. Upon termination of this Agreement, all obligations of the parties hereunder shall cease, except those obligations described in Sections 2.2, 10, 12, 13, 14, 15, and 16, which provisions shall survive the termination of this Agreement. Termination of this Agreement shall not be construed to waive or release any claim which a party is entitled to assert at the time of such termination, and the applicable provisions of this Agreement shall continue to apply to such claim until it is resolved.

          15. LIMITATION OF LIABILITY. NOTWITHSTANDING ANYTHING TO THE CONTRARY, CTS SHALL HAVE NO LIABILITY FOR ANY LOSS TO CUSTOMER, ANY AFFILIATE OF CUSTOMER, OR ANY THIRD PARTY EXCEPT FOR: (I) PHYSICAL LOSS OR DAMAGE TO AN INDIVIDUAL OR TO REAL PROPERTY OR TANGIBLE PERSONAL PROPERTY ARISING FROM THE NEGLIGENT OR WILLFUL MISCONDUCT OF CTS; OR (II) LIABILITY OF CTS EXPRESSLY PROVIDED FOR IN SECTION 12.1 HEREOF; OR (III) LIABILITY OF CTS FOR CLAIMS ARISING AS A RESULT OF OR RELATED TO PERFORMANCE OF A SYSTEM, WHICH LIABILITY UNDER THIS CLAUSE III SHALL BE LIMITED TO GENERAL MONEY DAMAGES AND SHALL IN NO EVENT EXCEED AN AMOUNT EQUAL TO [*], WHERE SUCH AMOUNT EQUALS [*] THIS AGREEMENT AND [*] THEREAFTER. HOWEVER, IN NO EVENT SHALL CTS BE LIABLE FOR ANY DAMAGES RESULTING FROM LOSS OF USE, DATA, PROFIT, BUSINESS, REVENUE, OR GOODWILL, OR FOR ANY SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE, OR EXEMPLARY DAMAGES, WHETHER ARISING IN CONTRACT, TORT (INCLUDING WITHOUT LIMITATION NEGLIGENCE OR STRICT LIABILITY) OR OTHERWISE, EVEN IF CTS HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS OR DAMAGE.

          16.  MISCELLANEOUS.

               16.1 NOTICES. All notices hereunder by either party shall be given by personal delivery (including by a reputable courier service) or by sending such notice by United States certified mail return receipt requested, postage prepaid, and addressed as set forth on the signature page of this


MASTER PURCHASE AND LICENSE AGREEMENT                                    PAGE 18

Agreement. Such notices shall be deemed to have been given and delivered upon receipt and the date of receipt identified by the United States Postal Service on any return receipt card shall be conclusive evidence of receipt. Notices may also be transmitted by facsimile or telecopy machine, and such notices shall be deemed received when transmitted if: (i) a document is electronically generated by the transmitting machine confirming that the transmission was received; and (ii) the party transmitting the notice deposits such notice the same day with a reputable courier service providing delivery not later than the following business day. Any party, by written notice to the other as above described, may alter the address for receipt by it of written notices hereunder.

               16.2 INDEPENDENT CONTRACTORS.   It is expressly agreed that
CTS and Customer are acting hereunder as independent contractors and under no circumstances shall any of the employees of one party be deemed the employees of the other party for any purpose. Nothing in this Agreement shall be deemed to constitute, create, or in any way be interpreted as a partnership, joint venture, franchise, or other formal business organization involving CTS and Customer, nor shall anything in this Agreement be deemed to constitute one party the employee or agent of the other party. Neither CTS nor Customer shall have any authority under this Agreement to bind, obligate, or otherwise commit the other party to any agreement or transaction for any purpose whatsoever.

               16.3 EXCUSED PERFORMANCE. Except for the failure to pay Fees or other charges when due hereunder, neither party shall be liable for, or be considered to be in breach or default under this Agreement as a result of, any delay or failure to perform as required hereunder which is due to any cause or condition beyond such party's reasonable control.

               16.4 PUBLICITY. Neither party shall disclose to any Third Party the terms of this Agreement or the existence of this Agreement without the express written consent of the other party; PROVIDED, HOWEVER, that either party may make public announcements concerning the terms of this Agreement or the existence of this Agreement without such express written consent of the other party if: (i) the announcement is necessary for such party to comply with the requirements of the United States Securities and Exchange Commission, any other governmental agency, any court of competent jurisdiction, or applicable law or regulation; or (ii) the subject matter of such announcement had been previously disclosed in accordance with the requirements of this Subsection.

               16.5 ASSIGNMENT. Neither party shall assign any of its rights or obligations hereunder (in whole or in part) without the express written consent of the other party, which consent shall not be unreasonably withheld.
 Notwithstanding the foregoing, each party may, upon notice to the other party, assign this Agreement and all of its rights and obligations hereunder (in whole but not in part) to any of its affiliates capable of performing its obligations hereunder or to any entity which acquires all or substantially all of such party's assets or stock pursuant to any merger, stock or asset transfer, consolidation, or other business combination. Any attempt by any party to assign or transfer any of its rights or obligations under this Agreement in violation of this Subsection shall be considered void and shall be deemed a material breach of this Agreement. Subject to the foregoing, this Agreement will be fully binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.

               16.6 SUBCONTRACTORS. Notwithstanding anything to the contrary, CTS may in its discretion subcontract the performance of any of its obligations hereunder or under any Market Purchase Agreement to any Third Party; PROVIDED, that CTS's subcontractors shall perform to the same standards imposed upon CTS hereunder and CTS shall be liable for the conduct of its subcontractors to the same extent as CTS's own liability under this Agreement. Upon request, CTS will provide Customer with a list of such subcontractors.


MASTER PURCHASE AND LICENSE AGREEMENT                                    PAGE 19

               16.7 SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. In the event that any provision of this Agreement is deemed invalid or unenforceable by any court of competent jurisdiction, such provision shall be deemed to be modified to the extent necessary for the provision to be legally enforceable to the fullest extent permitted by applicable law. Any court of competent jurisdiction may enforce or modify any provision of this Agreement in order that the provision will be enforced by the court to the fullest extent permitted by applicable law.

               16.8 NO WAIVER; CUMULATIVE REMEDIES. No consent or waiver, express or implied, by any party to or of any breach or default by the other in the performance by the other of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such other party of the same or any other obligations of such party hereunder. Except where contrary to the express terms herein, the rights and remedies herein are cumulative to those that exist at law or in equity and there shall be no implied waiver of such rights and remedies.

               16.9 GOVERNING LAW. This Agreement shall be governed by, subject to, and interpreted in accordance with the laws of the state of Washington, without regard to conflict of laws principles. Each party hereby submits to the non-exclusive jurisdiction of the courts of competent jurisdiction located in King County, Washington, with respect to any claim or proceeding relating to this Agreement.

               16.10 INJUNCTIVE RELIEF. The parties recognize and agree that money damages are an inadequate remedy for breach of Sections 2.2 and/or 10, above, and further recognize that such breach would result in irreparable harm to the party against whom such breach is committed. Therefore, in the event of a breach or threatened breach of any such provision, the non-breaching party shall be entitled to injunctive relief (without the posting of any bond and without proof of actual damages) in order to prevent or to restrain any such breach or threatened breach by the party in breach or by any other persons directly or indirectly acting for, on behalf of, or with the party in breach, and that neither the party in breach nor such other persons will oppose the stipulations set forth in this Subsection or the procedures for granting of such relief. Injunctive relief pursuant to this Subsection shall be in addition to all remedies available at law or in equity to a party arising from a breach of the provisions described above by the other party.

               16.11 LITIGATION EXPENSES. In any controversy, claim or dispute arising out of, or relating to, this Agreement or the method and manner of performance thereof or the breach thereof, the prevailing party shall be entitled to recover from the other party, in addition to any other relief, all of its reasonable costs and expenses, including without limitation reasonable attorneys' fees, incurred in connection with such controversy, claim, or dispute. If neither party wholly prevails, the party that substantially prevails shall be awarded all of its reasonable costs and expenses, including without limitation reasonable attorneys' fees, incurred in connection with such controversy, claim, or dispute.

               16.12 ENTIRE AGREEMENT; AMENDMENT. This Agreement, the Support Services Agreement, the Nondisclosure Agreement, the Source Code Escrow Agreement, the Roaming Service Agreement, each Market Purchase Agreement issued hereunder, and all Schedules to the foregoing agreements, contain the entire agreement and understanding between the parties with respect to the subject matter hereof and supersede all prior agreements, negotiations, representations, and proposals, written and oral, relating to the subject matter. All Schedules and all other documents, when agreed to by the parties and attached hereto, are integral to and incorporated herein by this reference. This Agreement and the Schedules attached hereto shall not be deemed or construed to be modified, amended,


MASTER PURCHASE AND LICENSE AGREEMENT                                    PAGE 20
or waived, in whole or in part, except by written agreement duly executed by the parties to this Agreement.

               16.13 COUNTERPARTS. This Agreement may be signed in one or more counterparts, each of which shall be considered an original and which shall, taken together, constitute this Agreement.

          EXECUTED as of the date set forth above.

CUSTOMER:                              CTS:
---------                              ----

GTE MOBILNET SERVICE CORP.             CELLULAR TECHNICAL SERVICES COMPANY, INC.


By  /s/ JOHN D. MCLEAN                 By  /s/ William C. Zollner
  --------------------------------       ---------------------------------------
John D. McLean                         William C. Zollner
----------------------------------     -----------------------------------------
Print Name                             Print Name

Vice President - Technology            President & Chief Operating Officer
----------------------------------     -----------------------------------------
Title                                  Title

Customer's Address for Notices:        CTS's Address for Notices:
-------------------------------        --------------------------

1350 Northmeadow Parkway,              2401 Fourth Avenue, Suite 808
Suite 110, Mail Code NMCAO             Seattle, Washington  98121
Roswell, Georgia  30076                Attention: Legal Department
Attention: Mr. Jeff Schaulin           Telefax: (206) 443-1550
Telefax: (770) 667-4768

with a copy to:
245 Perimeter Center Parkway
Attn: Legal Department Mail Code 0LGL
Atlanta, Georgia  30346
Telefax: (770) 391-8066








MASTER PURCHASE AND LICENSE AGREEMENT                                    PAGE 21

                               INDEX OF SCHEDULES
                                       TO
                      MASTER PURCHASE AND LICENSE AGREEMENT



SCHEDULE       DESCRIPTION                                        PAGE NO.
--------       -----------                                        --------

Schedule A     Fees and Payment Terms                                   24

Schedule B     CTS-Certified Hardware                                   29

Schedule C     Market Areas                                             30

Schedule D     Specifications                                           31

Schedule E     Acceptance Test Plan                                     35

Schedule F     Training Classes                                         43

Schedule G     Technical Managers                                       46

Schedule H     Nondisclosure Agreement                                  47










MASTER PURCHASE AND LICENSE AGREEMENT                                    PAGE 22

                                  SCHEDULE A
                                      TO
                     MASTER PURCHASE AND LICENSE AGREEMENT

                            FEES AND PAYMENT TERMS



Customer shall pay the following Fees and charges in connection with the Master Purchase and License Agreement between CTS and Customer (the "Agreement"), together with any other Fees and charges specified in the Agreement. All undefined capitalized terms used in this Schedule shall have the meanings ascribed to such terms as set forth in the Agreement.

          1.   LICENSE FEES.

               1.1 INITIAL LICENSED PROGRAMS. In consideration for the License, Customer shall pay the following Fees to CTS for the following Licensed Programs in accordance with the terms of the Agreement and this
Schedule:

     LICENSED PROGRAMS(1)                     LICENSE FEES PER CELL SITE
     -----------------                        --------------------------

     [*]                              [*] per Cell Site

     [*]                              [*] PER CELL SITE

                                      Total:[*] per Cell Site

               1.2 ADDITIONAL LICENSED PROGRAMS. For all additional software, data tables, and programs which CTS and Customer agree in writing to add to a System as Licensed Programs (other than the Licensed Programs described in Subsection 1.1, above, and Section 3, below), Customer shall pay such Fees to CTS as CTS and Customer mutually agree to in writing.

               1.3 NEW RELEASES AND MAINTENANCE RELEASES. For all New Releases and Maintenance Releases of the Licensed Programs described in Sections 1.1, 1.2 and 3 of this Schedule, Customer shall pay such Fees to CTS as specified in Subsection 2.3 of the Agreement.

          2.   HARDWARE FEES.

               2.1 CELL SITE SYSTEM HARDWARE PURCHASED FROM CTS. In consideration for the Hardware components purchased from CTS for installation in Cell Sites, Customer shall pay CTS the following Fees in accordance with the terms of the Agreement and this Schedule:

------------------------
(1) Fees include pricing for the License to use Licensed Programs and for the software performance warranty set forth in Subsection 11.2 of the Agreement. Fees exclude pricing for license to use interdiction software, which is specified in Section 3, below.



MASTER PURCHASE AND LICENSE AGREEMENT                                    PAGE 23

     HARDWARE DESCRIPTION(2)                  HARDWARE FEES
     --------------------                     -------------

     [*]                                      [*] per Cell Site

               2.2 ADDITIONAL HARDWARE PURCHASED DIRECTLY FROM CTS. Except as otherwise provided in Sections 2.1 and 3 of this Schedule, Customer shall pay CTS an amount equal to CTS's then-current list price for all Hardware purchased from CTS.

               2.3 HARDWARE PURCHASED DIRECTLY FROM THIRD PARTIES. For all Hardware purchased from Third Parties for a System (I.E., all Hardware other than the Hardware purchased from CTS described in Sections 2.1, 2.2, and 3 of this Schedule), Customer shall pay CTS an integration Fee equal [*] of the Third-Party supplier's list price for such Hardware. Notwithstanding the above, Customer shall have no obligation to pay such integration Fee for CISCO routers purchased by Customer from a Third Party, so long as Customer performs all necessary integration work for such routers in accordance with CTS's specifications for such work.

          3. FEES FOR INTERDICTION FUNCTIONALITY. In addition to the Fees set forth in Sections 1 and 2, above, and in consideration for the license to use certain software, and the sale of certain hardware, necessary to perform the interdiction functionality for a given System, Customer shall pay the Fees set forth below which pertain to the interdiction method utilized for such System:

     INTERDICTION METHOD(3)                   INTERDICTION FEES
     [*]                                      [*] per Interdiction Module
     [*]                                      [*] per switch [*]
     [*](4)                                   [*] per switch [*]

          4. DEPLOYMENT FEES.

               4.1 DEPLOYMENT MANAGEMENT FEES. For the deployment of a System within a Licensed Market, Customer shall pay CTS a one-time deployment management Fee equal [*], to be paid upon execution of the initial Market Purchase Agreement for such System. In consideration for such deployment management Fee, CTS will provide the following for the initial configuration of such System: (i) consulting services for planning the configuration for such initial System and preparing an itemized list of all Hardware for such initial System; (ii) availability of one primary and one back up technical manager for such initial System, as specified in Subsection 5.2 of the Agreement; (iii) installation services for the installation of Hardware at each Regional Processor Complex for such initial

------------------------
(2) Fees include pricing for purchase of the Cell Site System Hardware and for the hardware performance warranty set forth in Subsection 11.3 of the Agreement with respect to such Cell Site System Hardware. Fees exclude pricing for purchase of interdiction hardware, which is specified in Section 3, below, and also excludes pricing for cabling and other peripherals required for a given System.

(3) Fees include pricing for the license to use software, and the sale of hardware, which directly pertain to the interdiction method utilized for a given System. Fees exclude pricing for cabling and other peripherals required for the interdiction method utilized. For any other interdiction method utilized for a given System, Customer shall pay such Fees to CTS as the parties mutually agree to in writing.

(4) [*]



MASTER PURCHASE AND LICENSE AGREEMENT                                    PAGE 24

System, as specified in Subsection 5.2 of the Agreement; (iv) one session of PreTect-TM- User Training and Cell Site System Overview Training, at no additional charge, as specified in Subsection 5.1, below[*]. Any additional deployment management services by CTS will be pursuant to such terms and subject to such Fees as CTS and Customer mutually agree to in writing.

               4.2 CELL SITE SYSTEM INSTALLATION FEES. At Customer's request, CTS will install the initial configuration of Components at a Cell Site in accordance with the terms of the Agreement. In consideration for such installation services, Customer shall pay CTS an amount equal to [*] per Cell Site installation, [*].

          5.   TRAINING FEES.

               5.1 PRETECT-TM- USER TRAINING/CELL SITE SYSTEM OVERVIEW TRAINING. As partial consideration for the deployment management Fees described in Subsection 4.1, above, CTS will conduct one PreTect-TM- User Training session and one Cell Site System Overview Training session, at no additional charge, as specified in Subsection 8.1 and SCHEDULE F of the Agreement. At Customer's request, CTS will conduct one or more additional PreTect-TM- User/Cell Site System Overview combined training sessions, as specified in Subsection 8.1 and SCHEDULE F of the Agreement, on a mutually acceptable schedule. In consideration for such additional training, Customer shall pay CTS a Fee equal to [*] per combined training session, plus all expenses incurred by CTS in connection with such training session as described in Section 9, below.

               5.2  INSTALLATION TRAINING. [*], as specified in Subsection
8.1 and SCHEDULE F of the Agreement. At Customer's request, CTS will conduct one or more additional Cell Site System Installation training sessions as specified in Subsection 8.1 and SCHEDULE F of the Agreement, on a mutually acceptable schedule. In consideration for such additional training, Customer shall pay CTS [*] per training session, plus all expenses incurred by CTS in connection with such training session as described in Section 9, below.

               5.3 MAINTENANCE TRAINING. [*], as specified in Subsection 8.1 and SCHEDULE F of the Agreement. At Customer's request, CTS will conduct one or more additional Cell Site System Maintenance training sessions for such System as specified in Subsection 8.1 and SCHEDULE F of the Agreement, on a mutually acceptable schedule. In consideration for such additional training, Customer shall pay CTS [*] per training session, plus all expenses incurred by CTS in connection with such training session as described in Section 9, below.

               5.4 ADDITIONAL TRAINING. Additional training by CTS will be pursuant to such terms and subject to such Fees as CTS and Customer mutually agree to in writing.

          6. SUPPORT SERVICE FEES. For each System, CTS will offer the support services set forth in the Support Services Agreement (I.E., basic support services, Hardware maintenance, System monitoring, and software subscription services), subject to the fees and other charges set forth in such Support Service Agreement and the Schedules attached thereto.

          7. REAL-TIME PREVENTION OF ROAMING CLONING FRAUD. For each System, CTS will offer the services set forth in the Roaming Service Agreement, subject to the fees and other charges set forth in such Roaming Service Agreement and the Schedules attached thereto.



MASTER PURCHASE AND LICENSE AGREEMENT                                    PAGE 25

          8. PRETECT-TM- GRAPHICAL USER INTERFACE. CTS and Customer agree that, for each System, CTS will provide up to [*] PreTect-TM- Graphical User Interface connections for no additional charge. For each additional PreTect-TM- Graphical User Interface connection for a System, Customer shall pay CTS a Fee equal to [*].

          9. OTHER FEES. Except as otherwise provided in this Agreement, Customer agrees to pay CTS for: (i) all travel, lodging, and other out-of-pocket expenses incurred by CTS in connection with the Agreement; and
(ii) all services performed by CTS, other than those services for which CTS's compensation is expressly set forth elsewhere in the Agreement or the Schedules thereto, at the then-current billing rate of the CTS personnel performing such services, plus all expenses incurred by CTS in connection with such services (including without limitation all costs of materials, costs of third-party contractors, and all travel, lodging, and other out-of-pocket expenses), except as the parties otherwise agree to in writing.

          10.  PAYMENT TERMS.

               10.1 GENERAL.

                    10.1.1 For each deployment of Components for a System, Customer shall pay the Fees described in Sections 1.1, 2.1, and 3 above, to CTS as follows: (i) [*] of the aggregate of such Fees shall be paid to CTS upon Customer's execution of the applicable Market Purchase Agreement for such Components (or upon CTS's receipt of the applicable Purchase Order if such Components are not identified in a Market Purchase Agreement); (ii) [*] of the aggregate of such Fees shall be paid to CTS upon CTS's delivery of Components for the deployment to a common carrier for shipment to Customer (if such deployment involves multiple shipments, then such aggregate amount shall be paid on a pro rata basis at the time of each shipment); and (iii) the remaining [*] of the aggregate of such Fees shall be paid to CTS [*], or
(b) [*] from Customer's receipt of such Components, unless any delay in acceptance testing beyond such [*] is due to the fault of CTS.

                    10.1.2 For each deployment of Components for a System, Customer shall pay the Fees described in Subsection 2.2, above, to CTS as follows: (i) [*] of the aggregate of such Fees shall be paid to CTS upon Customer's execution of the applicable Market Purchase Agreement for such Components (or upon CTS's receipt of the applicable Purchase Order if such Components are not identified in a Market Purchase Agreement); and (ii) the remaining [*] of the aggregate of such Fees shall be paid to CTS upon CTS's delivery of such Components to a common carrier for shipment to Customer (if multiple shipments are made, such aggregate amount shall be paid on a pro rata basis at the time of each shipment).

               10.2 OTHER PAYMENT TERMS. CTS will invoice Customer for amounts to be paid under this Agreement, and Customer will pay such invoice within [*] receipt of the applicable invoice.



MASTER PURCHASE AND LICENSE AGREEMENT                                    PAGE 26

                                  SCHEDULE B
                                      TO
                     MASTER PURCHASE AND LICENSE AGREEMENT

                            CTS-CERTIFIED HARDWARE


          This Schedule contains a list of the Hardware certified by CTS for purchase by Customer from certain Third Parties, approved in advance and in writing by CTS, as more fully described in Subsection 3.2 of the Master Purchase and License Agreement between CTS and Customer. All configurations of such Hardware (including any software bundled with such hardware as supplied by the hardware manufacturer) used for a given System must be approved in advance and in writing by CTS.

          1. Hewlett-Packard processors and peripheral Hewlett-Packard equipment. The models used for each System will vary depending on the Hardware configuration used for such System.

          2. CISCO routers and peripheral CISCO equipment. The models used for each System will vary depending on the Hardware configuration used for such System.

          3. X-terminal workstations (CTS recommends Hewlett-Packard ENVIZEX X-terminal workstations with a minimum of 8 MB of memory). Memory requirements for workstations will vary depending on the configuration used for a given System.

          4. Hewlett-Packard LaserJet (IV or above) printer. Printer must carry baseline memory (memory size dependent on model).




MASTER PURCHASE AND LICENSE AGREEMENT                                    PAGE 27

                                  SCHEDULE C
                                      TO
                     MASTER PURCHASE AND LICENSE AGREEMENT

                                 MARKET AREAS


This Schedule contains a list of Customer's market areas for purposes of the Master Purchase and License Agreement between CTS and Customer (the "Agreement").

[*]



MASTER PURCHASE AND LICENSE AGREEMENT                                    PAGE 28

                                  SCHEDULE D
                                      TO
                     MASTER PURCHASE AND LICENSE AGREEMENT

                                SPECIFICATIONS


     This Schedule contains the functional Specifications for a System as required by the Master Purchase and License Agreement between CTS and Customer (the "Agreement"). All undefined capitalized terms used in this Schedule shall have the meanings ascribed to such terms as set forth in the Agreement. Each overall System is comprised of one or more Regional Processor Systems and Cell Site Systems.


     BLACKBIRD-REGISTERED TRADEMARK- PLATFORM AND PRETECT-TM- APPLICATION
                              FUNCTIONAL OVERVIEW


Together, the Blackbird-Registered Trademark- Platform and PreTect-TM- form a home market cloning prevention solution, in which the Blackbird-Registered Trademark- Platform collects cellular phone data that PreTect-TM- measures and uses to interdict analog cellular phone cloning attempts in real time.


BLACKBIRD-REGISTERED TRADEMARK- PLATFORM OVERVIEW


The Blackbird-Registered Trademark- Platform is the data collection and storage platform for CTS's real time cellular fraud prevention applications.

Using hardware and software at the Cell Site System (CSS) and Regional Processor (RP), the Blackbird-Registered Trademark- Platform collects and stores the following cellular call data that form a cellular call event signature, or "fingerprint":

     - Radio frequency (RF) transmission characteristics: The subtle differences between different cellular phones' RF signatures.
     - Mobile Identification Number (MIN): The unique phone number assigned a cellular phone.
     - Electronic Serial Number (ESN): The unique number programmed into a cellular phone during the manufacturing process.
     -  [*]
     -  [*]

CTS designed the Blackbird-Registered Trademark- Platform as a platform for delivery of a modular system of cellular fraud prevention applications. The Blackbird-Registered Trademark- Platform Application Programming Interface
(API) facilitates seamless integration of current and future CTS products to meet the changing fraud prevention requirements of its customers.

PRETECT-TM- OVERVIEW

PreTect-TM- is the real time cloning detection and interdiction application designed to function on the Blackbird-Registered Trademark-Platform. PreTect-TM- works to prevent cloning fraud.

Over time, PreTect-TM- uses the information collected and stored by the Blackbird-Registered Trademark- Platform to build a unique fingerprint for each analog cellular phone. PreTect-TM- also measures each call attempt transmitted



MASTER PURCHASE AND LICENSE AGREEMENT                                    PAGE 29
to a cell site against this fingerprint. This real time measurement process allows PreTect-TM- to quickly determine whether the attempt originated from a cloned analog cellular phone.

     Users access PreTect-TM- through a Graphical User Interface on Hewlett
         Packard X-terminals or IBM PC-compatible computers running X-terminal emulation software. Through the graphical user interface, users can [*]

Through the graphical user interface, users can configure PreTect-TM- to meet the needs of daily operations on their cellular network:

     -  [*]

Finally, [*]. This allows customer service and fraud prevention departments to better utilize the data storage and analysis capabilities of the Blackbird-Registered Trademark- Platform/PreTect-TM- system:

     -  [*]

SYSTEM HARDWARE OVERVIEW

The Blackbird-Registered Trademark- Platform/PreTect-TM- system includes the following hardware systems:

Each regional processor complex consists of one or more processors, routers and other hardware necessary to store cellular call data and maintain connectivity between the Cell Site System and regional processor system.

     - Regional Processor: Typically a Hewlett Packard 9000 series processor(s) running the HP-UX operating system.

     - Router: Typically a CISCO 7000 series router(s) used to provide TCP/IP Ethernet connectivity between the regional processor and each cell site.

The Blackbird-Registered Trademark- Platform and PreTect-TM- software work with the regional processor system to provide real-time call data collection, storage and reporting. In addition, the Blackbird-Registered Trademark-Platform's distributed real-time message processing allows distribution of fingerprint data among multiple regional processor systems in large markets.

The Cell Site System (CSS) consists of the cell site processor, radios and other equipment necessary to collect cellular call data, communicate with the regional processor system and shut down, or interdict, cloning attempts. At least one CSS is required for each cell site that uses the Blackbird-Registered Trademark- Platform/PreTect-TM- system. A single CSS will support up to three reverse control channel frequencies.

     - Cell Site Processor (CSP): An industry-standard PC housed in an industrial-grade metal enclosure, with a cellular modem for remote network troubleshooting.
     - Radio: Cellular radios which collect cellular call data directly from the cell site antenna and transmit that data to the CSP without interrupting cell site call traffic.
     - Interdiction module: Hardware unit that performs interdiction of cloning attempts upon command from the CSP. The interdiction module will vary depending on the carrier's infrastructure type.



MASTER PURCHASE AND LICENSE AGREEMENT                                    PAGE 30

Blackbird-Registered Trademark- and PreTect-TM- software work with the CSS to gather home market cellular call characteristics, relay information regarding those characteristics to the regional processor when necessary, and perform interdiction of cloning attempts.



MASTER PURCHASE AND LICENSE AGREEMENT                                    PAGE 31

BLACKBIRD-REGISTERED TRADEMARK- PLATFORM/PRETECT-TM- PROCESS OVERVIEW

This diagram follows a cellular call attempt through the Blackbird-Registered Trademark- Platform/PreTect-TM- system:




                                 [GRAPHIC]





MASTER PURCHASE AND LICENSE AGREEMENT                                    PAGE 32

                                  SCHEDULE E
                                      TO
                     MASTER PURCHASE AND LICENSE AGREEMENT

                             ACCEPTANCE TEST PLAN

          Set forth below is the Acceptance Test Plan described in Subsection
1.1 of the Master Purchase and License Agreement between CTS and Customer (the "Agreement"). For purposes of this Acceptance Test Plan, all references to "fraud" or "cloning fraud" shall mean analog cellular telephone cloning fraud within the home market. All undefined terms used herein shall have the meanings ascribed to such terms in the Agreement.

                                     GOALS

[*]

                                TEST CONDITIONS

The tests conducted under this plan are subject to satisfaction of the following conditions at all times during testing:

- Customer is in compliance with the CTS Infrastructure and Environmental Requirements for the relevant System, and otherwise is in compliance with the Agreement.

- Customer's cellular network is functioning properly, such that it does not degrade the performance of the System.

- Customer continuously purchases support services from CTS for the relevant System under the Support Services Agreement, and otherwise is in compliance with such agreement.

- The hardware sizing and configuration for the relevant System have been approved by CTS.

-  [*]

                             ACCEPTANCE TEST TABLE

Specified tests under this plan will run for each "Initial System"(as such term is defined in Subsection 7.1 of the Agreement) and when certain significant Components are added to such System. Set forth below is a table showing the tests conducted under this plan for each event requiring testing:

[*]

                               ACCEPTANCE TESTS

Customer personnel will conduct all tests under this plan, except as the parties otherwise agree. In any event, CTS personnel will be entitled to participate as members of the test team.

A.  INSTALLATION VERIFICATION TESTS

A.1  CELL SITE SYSTEM INSTALLATION AND NETWORK CONNECTIVITY VERIFICATION

Goal:

       -  [*]

Method:



MASTER PURCHASE AND LICENSE AGREEMENT                                    PAGE 33

       -  [*]


                                             [*]


       -  [*]


Deliverable:
        -  [*]


Approval: Customer Initial  ______  Date  ______ CTS Initial  ______  Date ____

A.2  REGIONAL PROCESSOR COMPLEX EQUIPMENT INSTALLATION VERIFICATION

Goal:

        -  [*]

Method:
              -  [*]

Deliverable:
        -  [*]

Approval: Customer Initial  ______  Date  ______ CTS Initial  ______  Date ____

A.3  CSS/RPC EQUIPMENT CONFIGURATION VERIFICATION

Goal:
        -  [*]

Method:
        -  [*]

Deliverable:
        -  [*]

Approval: Customer Initial  ______  Date  ______CTS Initial  ______  Date _____

B.  GRAPHICAL USER INTERFACE (GUI) TEST

Goal:
        -  [*]

Method:
        -  [*]

Deliverables:
        -  [*]

Approval: Customer Initial  ______  Date  ______CTS Initial  ______  Date _____



MASTER PURCHASE AND LICENSE AGREEMENT                                    PAGE 34

C.  CALL EVENT DATA COLLECTION TEST

Goal:
        -  [*]

Method:
        -  [*]

Deliverable:
        -  [*]

Approval: Customer Initial  ______  Date  ______CTS Initial  ______  Date _____

D.  REPORTS TEST

Goal:
        -  [*]

Method:
        -  [*]

Deliverable:
        -  [*]

Approval: Customer Initial  ______  Date  ______CTS Initial  ______  Date _____

E.  CONTROL GROUP PHONE TEST

E.1  TEST PREPARATIONS

Control Group Phones:

   [*]

Additional Test Preparations:

   CTS and Customer will prepare the System for testing by performing the items described below:

   -  [*]

E.2  FINGERPRINT ESTABLISHMENT

Goal:
      -  [*.]

Method:
      -  [*]




MASTER PURCHASE AND LICENSE AGREEMENT                                    PAGE 35

Deliverable:

      -  [*]

Approval: Customer Initial  ______  Date  ______CTS Initial  ______  Date _____

E.3  VALID AND FALSE NEGATIVE CALL TEST

Goals:
        -  [*]

Method:
        -  [*]

Deliverables:
        -  [*]

Approval: Customer Initial  ______  Date  ______CTS Initial  ______  Date _____

E.4  COUNTERFEIT CALL TEST

Goal:
        -  [*]

 Method:
        -  [*]

Deliverable:
        -  [*]

Approval: Customer Initial  ______  Date  ______CTS Initial  ______  Date _____

F.  ADDITIONAL CELL SITE VERIFICATION TEST

[*]

Approval: Customer Initial  ______  Date  ______CTS Initial  ______  Date _____

G.  ADDITIONAL REGIONAL PROCESSOR COMPLEX EQUIPMENT TEST

[*]

G.1  NETWORK CONNECTIVITY

Goal:
        -  [*]

Method:

        -  [*]

Deliverable:

        -  [*]



MASTER PURCHASE AND LICENSE AGREEMENT                                    PAGE 36

Approval: Customer Initial  ______  Date  ______CTS Initial  ______  Date _____

G.2  APPLICATION SERVER REPORTING

Goal:
        -  [*]

Method:
        -  [*]

Deliverable:
        -  [*
        -  *]

Approval: Customer Initial  ______  Date  ______CTS Initial  ______  Date _____

H.  ADDITIONAL REGIONAL PROCESSOR COMPLEXES

[*]

I.  DURATION OF TESTING

The duration of all testing under this plan shall not exceed [*] and shall be specified in the applicable Implementation Schedule, as the same may be modified from time to time by the mutual agreement of the parties.

                              CERTAIN DEFINITIONS

ACRONYM            DESCRIPTION
-------            -----------
[*]                [*]
[*]                [*]
CSS                Cell Site System
RPC                Regional Processor Complex
GUI                Graphical User Interface
MIN                Mobile Identification Number
ESN                Electronic Serial Number



MASTER PURCHASE AND LICENSE AGREEMENT                                    PAGE 37

                                  SCHEDULE F
                                      TO
                     MASTER PURCHASE AND LICENSE AGREEMENT

                               TRAINING CLASSES

     This Schedule contains a description of the training classes specified in the Master Purchase and License Agreement between CTS and Customer (the "Agreement"). All undefined capitalized terms used in this Schedule shall have the meanings ascribed to such terms as set forth in the Agreement.

Each of the initial training classes are to be conducted at facilities provided by Customer, in the market area in which the System is installed. Where a classroom environment is required Customer will need to include adequate space for the number of participants, an overhead transparency projector, and access, within a reasonable distance, to an X-terminal capable of running the System's graphical user interface. Where a Cell Site environment is required, Customer will need to provide adequate space such that the number of participants are able to view, concurrently, demonstrations of Cell Site Hardware installation or maintenance procedures. Training sessions are to be held during normal business hours (local time), up to approximately eight hours per day, on concurrent days.

A. PRETECT-TM- USER TRAINING SESSION

   Participant Prerequisite: Previous professional experience within a cellular carrier's operation identifying and/or resolving cases of cellular fraud or working with the carrier's customer care organization.

   Duration:  Approximately four hours, to be conducted in one business day.

   Facilities requirements:  Classroom, as described above.

   Maximum number of participants: Governed by the number of terminals available with access to the PreTect Graphical User Interface. Recommended number of participants is 4 persons per terminal.

   Timing: To be conducted after installation of Regional Processor and at least five Cell Site Hardware systems in a market area, and end-to-end verification of System functionality by CTS.

   Course Description: This course is targeted at carrier personnel who currently work in the carrier's Fraud or Customer Care organizations. This course shows PreTect-TM- users how to access information and perform tasks using the PreTect-TM- graphical user interface. This includes an overview of the functionality, pre-call detection, and interdiction. Additional training topics include: querying the system by mobile identification number (MIN) and destination, monitoring fingerprints, and generating on-screen and print reports.

B. CELL SITE SYSTEM TRAINING SESSION

   The Cell Site System training will depend on whether Customer elects to have CTS perform installation of Cell Site Components or elects to perform such installation itself, as specified in the Agreement. If Customer elects to have CTS perform such installation, CTS will provide the Cell Site System Overview training described below. If Customer elects to perform such installation itself, CTS will provide the Cell Site System Installation training described below.



MASTER PURCHASE AND LICENSE AGREEMENT                                    PAGE 38

1. Cell Site System Overview

   Participant Prerequisite: Demonstrated familiarity with PC-type hardware systems. Previous experience working in the cell site environment recommended.

   Duration: Approximately four hours of classroom instruction. Observation of installation of up to three Cell Site hardware systems. Cell site observation to be conducted according to a mutually-agreed-upon schedule.

   Facilities requirements:  Classroom and cell site, as described above.

   Maximum number of participants: Governed by cell site environment restrictions, as described above.

   Timing:  To be conducted at a mutually agreed upon time.

   Course Description: This course is targeted at Customer personnel who currently work supporting the Customer's cell sites. The training includes an overview of CSS hardware infrastructure, training in composition and layout of CTS additions to cell sites, and a basic understanding of network interfaces and problem solving techniques including the cell site relationship to the regional processor.

2. Cell Site System Installation

   Participant Prerequisite: Demonstrable skills installing and maintaining PC-type hardware systems. Previous experience working in the cell site environment recommended. [*]

   Duration:  Approximately four hours of classroom instruction.
   Participation in installation of at least five Cell Site hardware systems, with the Cell Sites selected including a representative sample of the possible interfacing requirements (RF connection and networking). Cell site training to be conducted according to a mutually-agreed-upon schedule.

   Facilities requirements:  Classroom and cell site, as described above.

   Maximum number of participants: Governed by cell site environment restrictions, as described above.

   Timing: To be conducted after installation of Regional Processor, unless the parties otherwise agree to in writing.

   Course Description: This course is targeted at Customer personnel who currently work supporting Customer's cell sites. This includes an overview of CSS hardware infrastructure, proper handling and installation of CSS components, and a basic understanding of network interfaces and problem solving techniques.

   Course Requirement: This CTS training session is required for all Customer personnel who will be performing installation of Cell Site System hardware at Cell Sites, and will suffice as "Train the Trainer" training to enable Customer to train its own personnel for the installation of Cell Site System hardware. Upon CTS certification, such Installation Trainers will be responsible for training Customer personnel in accordance with the CTS-provided curriculum for Cell Site System Installation training, and for maintaining Installation Trainer certification in accordance



MASTER PURCHASE AND LICENSE AGREEMENT                                    PAGE 39
   with CTS re-certification requirements. CTS will provide such additional "Train the Trainer" training on such terms and for such training fees as CTS and Customer mutually agree to in writing.

C. CELL SITE SYSTEM MAINTENANCE TRAINING SESSION

   Participant Prerequisite: Cell Site System Installation training, as described above. In addition, demonstrable skills repairing PC-type hardware systems. Previous experience working in a cell site environment recommended.

   Duration: Approximately four hours of classroom training and eight hours of on-the-job, participatory training in the cell site environment.

   Facilities requirements: Classroom and cell site, as described above.

   Maximum number of participants: Governed by cell site environment restrictions, as described above.

   Timing: To be conducted after installation of Regional Processor and at least five Cell Site Hardware systems in a market area, and end-to-end verification of System functionality, unless the parties otherwise agree to in writing.

   Course Description: This course is targeted at carrier personnel who currently perform hardware repairs on cellular network equipment. The course includes basic trouble-shooting techniques of the CSS environment, proper handling of CSS hardware, and CSP component replacement.

   Course Requirement: This CTS training session is required for all Customer personnel who will be performing maintenance of Cell Site System hardware at Cell Sites, and will suffice as "Train the Trainer" training to enable Customer to train its own personnel for the maintenance of Cell Site System hardware. Upon CTS certification, such Maintenance Trainers will be responsible for training Customer personnel in accordance with the CTS-provided curriculum for Cell Site System Maintenance training, and for maintaining Maintenance Trainer certification in accordance with CTS re-certification requirements. CTS will provide such additional "Train the Trainer" training on such terms and for such training fees as CTS and Customer mutually agree to in writing.



MASTER PURCHASE AND LICENSE AGREEMENT                                    PAGE 40

                                  SCHEDULE G
                                      TO
                     MASTER PURCHASE AND LICENSE AGREEMENT

                   TECHNICAL MANAGERS - OVERALL COORDINATION




CTS TECHNICAL MANAGERS:

Primary:       [*]
               Cellular Technical Services Company, Inc.
               2401 Fourth Avenue, Suite 808
               Seattle, Washington  98121
               [*]

Back Up:       [*]
               Cellular Technical Services Company, Inc.
               2401 Fourth Avenue, Suite 808
               Seattle, Washington  98121
               [*]

CUSTOMER TECHNICAL MANAGERS:

Primary:       [*]

Back Up:       [*]



MASTER PURCHASE AND LICENSE AGREEMENT                                    PAGE 41

                                  SCHEDULE H
                                      TO
                     MASTER PURCHASE AND LICENSE AGREEMENT

                            NONDISCLOSURE AGREEMENT




Attached to this Schedule is a copy of the Nondisclosure Agreement described in the Master Purchase and License Agreement, together with all supplements thereto.



MASTER PURCHASE AND LICENSE AGREEMENT                                    PAGE 42

CONFIDENTIAL DISCLOSURE AGREEMENT

          THIS AGREEMENT is effective as of August 29, 1995, by and between GTE Mobilnet Service Corp., GTE Mobilnet of California Limited Partnership and GTE Mobilnet of Santa Barbara Limited Partnership (hereinafter collectively called "GTE") and Cellular Technical Services Company, Inc., having an address at 2401 Fourth Avenue, Suite 803, Seattle, WA 98121 (hereinafter called "CTS").

          WHERAS, each party wishes to disclose to the other party certain information relating to its proprietary technology, some of which information the transmitting party deems to be confidential, and trade secrets; and

          WHERAS, each party is willing to receive from the other party such information for the purpose of evaluating whether the parties wish to enter into a business relationship between CTS and GTE, (the "Project").

          NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants and promises herein contained, the parties hereto agree as follows:

          1. This Agreement shall terminate upon completion of the Project or four (4) years from the effective date first stated above, whichever occurs first.

          2. Confidential Information, as used herein, shall mean: (a) written or documentary information which (1) relates to the above identified subject matter, (ii) is received by one party directly or indirectly from the other party, and (iii) is marked "Confidential" or "Proprietary Confidential", or bears a marking of like import, or which one party states in writing at the time of transmittal to or receipt by the other party is to be considered confidential; and, (b) orally disclosed information which relates to the above identified subject matter and which the transmitting party, within twenty (20) days after the first oral disclosure thereof confirms in a writing delivered to the receiving party the confidential nature of such orally disclosed information. Such writing shall be sufficiently specific to enable the receiving party to identify the information considered to be confidential. The transmitting party shall have the right to correct any inadvertent failure to designate information as confidential or proprietary by written notification to the receiving party as soon as practical (but in no event later than ten (10) business days) after such error is determined by the transmitting party. Upon receipt of such notification, the receiving party shall, from that time forward, treat such information as Confidential Information in accordance with this Agreement.

          3. The term "Trade Secrets" as used in this Agreement shall mean Confidential Information that:

               (i) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use; and

               (ii) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.

          4. The terms "Confidential Information" and "Trade Secrets" do not include, and the receiving party shall have no obligation with respect to information, which:



CONFIDENTIAL DISCLOSURE AGREEMENT                                         PAGE 1

               (i) is already known to the receiving party at the time of the first disclosure thereof to the receiving party as evidenced by prior documentation or other tangible embodiments of such information thereof; or

               (ii) is or becomes publicly known through no wrongful act of the receiving party; or

               (iii) is rightfully received by the receiving party from a third party without restriction and without breach of this or any other Agreement, or

               (iv) is approved for release by written authorization of an officer of the transmitting party at the vice president level or higher.

The receiving party shall have the burden of proving the existence of any of the exclusions described in this Section 4.

          5. The Parties acknowledge and agree that as part of the evaluation of the Project, the parties will obtain and have access to Confidential Information and Trade Secrets of the other party and that the misappropriation, unauthorized use or disclosure of such Confidential Information or Trade Secrets would cause irreparable harm to the parties to this Agreement. The parties agree to use the same degree of care to avoid and prevent disclosure of any party's Confidential Information and Trade Secrets as each party uses to prevent disclosure of its own Confidential Information and Trade Secrets of a similar nature (which is in any event no lesser standard than that which a reasonable person or business would utilize with respect to its own similar trade secrets or confidential information).

          6. With respect to any Confidential Information, each party agrees that following the disclosure of confidential Information pursuant to this Agreement, they shall not directly or indirectly use for any purpose whatsoever or disclose any Confidential Information that the parties may have or acquire in connection with the Project except as authorized in writing by an officer (at the vice president level or higher) of the party to whom the Confidential Information belongs.

          7. With respect to any Trade Secrets, each party agrees not to use for any purpose whatsoever or disclose the Trade Secrets of the other party at any time hereafter except as authorized herein or until such Trade Secrets become generally available to the public by independent discovery or development or publication. The rights of the parties to protection of their Trade Secrets in this Agreement are in addition to the rights which the parties have under common or statutory law for the protection of Trade Secrets.

          8. The parties to this Agreement agree to disclose the other party's Confidential Information or Trade Secrets only to their own employees and affiliates directly involved in the evaluation of the Project with a need to know. The receiving party shall be responsible for the failure of any of its employees or affiliates to fully comply with all provisions of the Agreement. Neither party hereto shall, internally or in conjunction with any other person, reverse engineer, reverse compile or reverse assemble the Confidential Information or Trade Secrets of the other party, or use such Confidential Information or Trade Secrets for its own benefit or for the benefit of others, for any purpose other than the purposes expressly authorized herein in connection with the evaluation of technology described in the Whereas Clauses, above. For purposes of this Agreement, the term "affiliate" shall mean any corporation, firm, partnership or other legal entity which is owned or controlled by any of the parties hereto to the extent of equal to or more than fifty percent (50%) of the equity interest having the power to



CONFIDENTAL DISCLOSURE AGREEMENT                                          PAGE 2
vote on or otherwise to direct affairs of the entity. The party disclosing to an affiliate any Confidential Information and/or Trade Secrets shall notify the affiliate of its obligations under this Agreement. Each of the undersigned GTE entities shall be jointly and severably liable for any breach of this Agreement by an affiliate of any of the undersigned GTE entities.

          9. The parties to this Agreement agree that all Confidential Information or Trade Secrets of the transmitting party are the exclusive property of such party and agree promptly to return to such party upon demand, all such Confidential Information or Trade Secrets and copies thereof furnished under this Agreement which is either received in or reduced to material form.

         10. Nothing contained in this Agreement shall be construed as (1) requiring a party to disclose, or to accept, any particular information, or
(ii) granting to the receiving party a license, either express or implied, under any patent, copyright, trade secret, or other intellectual property rights now or hereafter owned, obtained, or licensable by the other party.

         11. Except as otherwise provided in this Agreement, all notices required or permitted to be given hereunder shall be in writing and shall be valid and sufficient if dispatched by certified or registered mail, postage prepaid, in any post office in the United States, by recognized courier, or hand-delivered, addressed as follows:

         If to CTS:

                  Attn. : Legal Department
                  Cellular Technical Services Company, Inc.
                  2401 Fourth Avenue, Suite 803
                  Seattle WA 98121

         If to GTE:

                  GTE Mobilnet of California Limited Partnership, GTE Mobilnet
                          of Santa Barbara Limited Partnership and GTE Mobilnet Service Corp.
                  Attn.:  Vice President/ General Manager
                          4410 Rosewood Drive
                          Pleasanton, CA 94588
                  cc:     Regional Counsel
                          4410 Rosewood Drive
                          Pleasanton, CA  94588

Either party hereto may change its address by a notice given to the other party in the manner set forth above. Notices given as herein provided shall be considered to have been received 5 days after mailing thereof or when actually received, whichever occurs first.

        12. Neither party under this Agreement shall publicly announce or disclose the existence of this Agreement, or its contents, any discussions relating thereto, or the discussions of the business relationship being considered, without the prior consent of the other party or except as may be required by law, in which case the party required to make disclosure shall give the other party the maximum feasible prior notice of such disclosure.



CONFIDENTIAL DISCLOSURE AGREEMENT                                         PAGE 3

        13. The provisions of Paragraph 12 of this Agreement and the provisions of this Agreement concerning nondisclosure and use of Confidential Information and Trade Secrets shall survive the expiration or termination of this Agreement.

        14. This Agreement expresses the entire agreement and understanding between the parties respecting the subject matter hereof and shall not be modified except by a writing signed by authorized representatives of the parties on or after the date hereof.

        15. The persons executing this Agreement for and on behalf of the parties hereto represent that they are fully authorized to do so for and on behalf of their respective principals.

        16. The parties hereto recognize and agree that money damages are an inadequate remedy for breach of this Agreement by the receiving party and further recognize that breach of this Agreement by the receiving party would result in irreparable harm to the transmitting party. Accordingly, in the event of a breach or threatened breach by the receiving party, the receiving party may be enjoined from engaging in any activity prohibited by this Agreement by injunction issued by a court of competent jurisdiction. In any suit, proceeding or action to enforce any term, condition or covenant of this Agreement or to procure an adjudication or determination of the rights of the parties hereto, the prevailing party shall be entitled to recover from the other party reasonable sums as attorneys' fees and costs and expenses in connection with such suit, proceeding or action, including actions taken prior to a lawsuit, and including an appeal, which sums shall be included in any judgment or decree entered therein. If neither party wholly prevails, the party that substantially prevails shall be awarded reasonable attorneys' fees and related costs and expenses.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the effective date first written above.

CELLULAR TECHNICAL SERVICES COMPANY, INC.

By: /s/ Kyle R. Sugamele
    ----------------------------------------------------
Title: Vice President and General Counsel
      --------------------------------------------------
Date:
     ---------------------------------------------------

GTE MOBILNET SERVICE CORP.

By: /s/ Benjamin E. Kahrnoff
    ----------------------------------------------------
Title: Vice President/ General Manager-California Region
      --------------------------------------------------
Date:
     ---------------------------------------------------

GTE MOBILNET OF CALIFORNIA LIMITED PARTNERSHIP by GTE MOBILNET INCORPORATED, its GENERAL PARTNER

By: /s/ Benjamin E. Kahrnoff
    -----------------------------------------------------
Title : Vice President/ General Manager-California Region
       --------------------------------------------------
Date:
     ----------------------------------------------------

CONFIDENTIAL DISCLOSURE AGREEMENT                                         PAGE 4